                                                                    EXHIBIT 10.2


================================================================================



                           USRP FUNDING 2001-A, L.P.


                                   as Issuer,


                        WELLS FARGO BANK MINNESOTA, N.A.


                              as Indenture Trustee


                                       and


                           MBIA INSURANCE CORPORATION


                             as Certificate Insurer


                                   ----------


                         AMENDED AND RESTATED INDENTURE


                           Dated as of August 1, 2001


                                   ----------


                                  $180,000,000
                           USRP Funding 2001-A, L.P.
                        Triple Net Lease Mortgage Notes.



================================================================================

                                TABLE OF CONTENTS


                                                                             Page

                              PRELIMINARY STATEMENT

                                 GRANTING CLAUSE

                                GENERAL COVENANT

                                    ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions .................................................... 2
Section 1.02. Rules of Construction .......................................... 22

                                   ARTICLE II

                                    THE NOTES

Section 2.01. Forms; Denominations ........................................... 23
Section 2.02. Execution, Authentication, Delivery and Dating ................. 23
Section 2.03. Reserved ....................................................... 24
Section 2.04. The Notes Generally ............................................ 24
Section 2.05. Registration of Transfer and Exchange of Notes ................. 24
Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes ..................... 26
Section 2.07. Noteholder Lists ............................................... 27
Section 2.08. Persons Deemed Owners .......................................... 27
Section 2.09. Certification of Receipt of the Lease Files .................... 27
Section 2.10. Payments on the Notes .......................................... 28
Section 2.11. Final Payment Notice ........................................... 29
Section 2.12. Compliance with Withholding Requirements and Reporting ......... 29
Section 2.13. Cancellation ................................................... 30

                                   ARTICLE III

                                    ACCOUNTS

Section 3.01. Lockbox Account ................................................ 30
Section 3.02. Collection Account ............................................. 31
Section 3.03. Account Collateral ............................................. 32
Section 3.04. Lease Advances ................................................. 33

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01. Satisfaction and Discharge of Indenture ........................ 34
Section 4.02. Application of Trust Money ..................................... 35

                                                                             Page
                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

Section 5.01. Events of Default .............................................. 35
Section 5.02. Acceleration of Maturity; Rescission and Annulment ............. 36
Section 5.03. Collection of Indebtedness and Suits for Enforcement by
              Indenture Trustee .............................................. 36
Section 5.04. Remedies ....................................................... 38
Section 5.05. Application of Money Collected ................................. 39
Section 5.06. Limitation on Suits ............................................ 39
Section 5.07. Unconditional Right of Noteholders to Receive Principal
              and Interest ................................................... 39
Section 5.08. Restoration of Rights and Remedies ............................. 39
Section 5.09. Rights and Remedies Cumulative ................................. 40
Section 5.10. Delay or Omission Not Waiver ................................... 40
Section 5.11. Waiver of Past Defaults ........................................ 40
Section 5.12. Undertaking for Costs .......................................... 41
Section 5.13. Waiver of Stay or Extension Laws ............................... 41
Section 5.14. Sale of Collateral ............................................. 41
Section 5.15. Action on Notes ................................................ 42

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01. Certain Duties and Responsibilities ............................ 42
Section 6.02. Notice of Defaults ............................................. 45
Section 6.03. Certain Rights of Indenture Trustee ............................ 45
Section 6.04. Compensation and Reimbursement ................................. 46
Section 6.05. Corporate Indenture Trustee Required; Eligibility .............. 48
Section 6.06. Authorization of Indenture Trustee ............................. 48
Section 6.07. Merger, Conversion, Consolidation or Succession to Business .... 48
Section 6.08. Resignation and Removal; Appointment of Successor .............. 48
Section 6.09. Acceptance of Appointment by Successor ......................... 50
Section 6.10. Unclaimed Funds ................................................ 50
Section 6.11. Illegal Acts ................................................... 51
Section 6.12. Communications by the Indenture Trustee ........................ 51
Section 6.13. Separate Indenture Trustees and Co-Trustees .................... 51
Section 6.14. Execution of Security Documents ................................ 52

                                   ARTICLE VII

                             REPORTS TO NOTEHOLDERS

Section 7.01. Reports to Noteholders ......................................... 53
Section 7.02. Access to Certain Information .................................. 53

                                                                              Page
                                                                              ----
                                  ARTICLE VIII

                 PROPERTY RELEASES, REDEMPTION AND SUBSTITUTION

Section 8.01. Property Releases .............................................. 55
Section 8.02. Redemption of the Notes ........................................ 56
Section 8.03. Sale by Issuer or Substitution by the Limited Partners ......... 57

                                   ARTICLE IX

                       SUPPLEMENTAL INDENTURES; AMENDMENTS

Section 9.01. Supplemental Indentures or Amendments Without Consent
              of Noteholders ................................................. 57
Section 9.02. Supplemental Indentures With Consent of Noteholders ............ 58
Section 9.03. Delivery of Supplements and Amendments ......................... 59
Section 9.04. Execution of Supplemental Indentures, etc ...................... 59

                                    ARTICLE X

                              COVENANTS; WARRANTIES

Section 10.01. Maintenance of Office or Agency ............................... 60
Section 10.02. Existence ..................................................... 60
Section 10.03. Payment of Taxes and Other Claims ............................. 60
Section 10.04. Validity of the Notes; Title to the Collateral; Lien .......... 60
Section 10.05. Protection of Collateral ...................................... 62
Section 10.06. Negative Covenants ............................................ 63
Section 10.07. Statement as to Compliance .................................... 63
Section 10.08. Cap Reserve and Environmental Reserve ......................... 64
Section 10.09. Interest Rate Cap ............................................. 65

                                   ARTICLE XI

                             REAL ESTATE PROVISIONS

Section 11.01. Insurance ..................................................... 66
Section 11.02. Restoration After Casualty / Condemnation ..................... 68
Section 11.03. Leases and Rents .............................................. 72
Section 11.04. Compliance with Laws .......................................... 72
Section 11.05. Management .................................................... 73
Section 11.06. Property Use .................................................. 74
Section 11.07. ERISA ......................................................... 74
Section 11.08. Single Purpose Entity ......................................... 74
Section 11.09. Estoppel Certificates ......................................... 77
Section 11.10. No Sale / Encumbrance ......................................... 78
Section 11.11. Environmental Provisions ...................................... 79
Section 11.12. Indemnification ............................................... 81
Section 11.13. Marshalling and Other Matters ................................. 82
Section 11.14. Sole Discretion of the Indenture Trustee and the
               Certificate Insurer ........................................... 82
Section 11.15. Performance at the Issuer's Expense ........................... 83

                                   ARTICLE XII

                                  MISCELLANEOUS
                                                                             Page
Section 12.01. Execution Counterparts ........................................ 84
Section 12.02. Compliance Certificates and Opinions, etc ..................... 84
Section 12.03. Form of Documents Delivered to Indenture Trustee .............. 84
Section 12.04. Acts of Noteholders ........................................... 85
Section 12.05. Computation of Percentage of Noteholders ...................... 85
Section 12.06. Notice to the Indenture Trustee, the Issuer and Certain
               Other Persons ................................................. 86
Section 12.07. Notices to Noteholders; Notification Requirements and Waiver .. 86
Section 12.08. Successors and Assigns ........................................ 86
Section 12.09. Separability Clause ........................................... 86
Section 12.10. Governing Law ................................................. 87
Section 12.11. Effect of Headings and Table of Contents ...................... 87
Section 12.12. Benefits of Indenture ......................................... 87
Section 12.13. Recording of Indenture ........................................ 87
Section 12.14. Trust Obligation .............................................. 88
Section 12.15. Inspection .................................................... 88
Section 12.16. Method of Payment ............................................. 88
Section 12.17. Recourse Provisions ........................................... 88
Section 12.18. Certificate Insurer Rights .................................... 91
Section 12.19. No Bankruptcy Petition Against the Issuer or its
               General Partner ............................................... 91
Section 12.20. Limitation on Liability ....................................... 91

                                    EXHIBITS

Exhibit A    Form of Class A Note
Exhibit B    [Reserved]
Exhibit C-1A Form I of Transferor Certificate for Transfers of Notes
Exhibit C-1B Form II of Transferor Certificate for Transfers of Notes
Exhibit C-2  Form of Transferee Certificate for Transfers of Notes to Qualified
             Institutional Buyers
Exhibit D    Form of Certificate Regarding Information Requested by Noteholder
Exhibit E    Notice of Request For Release
Exhibit F    Form of Certification of Indenture Trustee

Schedule A   Property Schedule
Schedule B   Amortization Schedule
Schedule C   Litigation Schedule

         AMENDED AND RESTATED INDENTURE, dated as of August 1, 2001 (this "Indenture"), between USRP Funding 2001-A, L.P., as Issuer (the "Issuer"), MBIA Insurance Corporation, as Certificate Insurer (the "Certificate Insurer") and Wells Fargo Bank Minnesota, N.A., a national banking association, not in its individual capacity, but solely as Indenture Trustee (the "Indenture Trustee") under this Indenture.

                              PRELIMINARY STATEMENT

         On January 9, 2001, the Issuer issued its Triple Net Lease Mortgage Notes, Series 2001-A (the "Original Notes") pursuant to an Indenture, dated as of January 9, 2001 (the "Original Indenture"), between the Issuer and the Indenture Trustee. The Issuer desires to amend and restate the Original Notes and the Original Indenture pursuant to this Indenture. The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes to be issued pursuant to this Indenture.

         All things necessary to make the Notes, when the Notes are executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer enforceable in accordance with its terms, and to make this Indenture a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

                                 GRANTING CLAUSE

         In addition to the Collateral Granted pursuant to the Security Instruments and the other Security Documents, the Issuer hereby Grants to the Indenture Trustee effective as of the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Certificate Insurer, all of the Issuer's right, title and interest in and to (i) such funds as from time to time are deposited in the Lockbox Account, the Collection Account, the Reserve Account (to the extent provided herein) and all other accounts established under this Indenture, the Security Instruments or the Property Management Agreement, (ii) all rights of the Issuer under the Contribution Agreement and the Property Management Agreement, (iii) all rights of the Issuer under the Interest Rate Cap and (iv) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing.

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                                GENERAL COVENANT

         AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered by the Indenture Trustee, that the Collateral is to be held and applied by or on behalf of the Indenture Trustee for the benefit of the Noteholders and the Certificate Insurer, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer hereby represents and warrants, and covenants and agrees, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Noteholder and the Certificate Insurer, as follows:

                                    ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01. Definitions.

         Whenever used in this Indenture, including in the Preliminary Statement, the Granting Clause and the General Covenant hereinabove set forth, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1.01 or, if not specified in this
Section 1.01, then in the Security Instruments, or if not specified in the Security Instruments, then in the Property Management Agreement.

         "Account Collateral": The Lockbox Account, the Collection Account, the Reserve Account and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including, without limitation, proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities.

         "Act": As defined in Section 12.04.

         "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Allocated Loan Amount": With respect to each Property as of any date of determination, the Appraised Value of such Property multiplied by a fraction, the numerator of which is the Note Principal Balance of the Outstanding Notes and the denominator of which is the Total Appraised Value of the Properties.

         "Amortization Schedule": Schedule B hereto, setting forth the Scheduled Principal Payment for each Payment Date.

         "Applicable Laws": shall mean all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting any Property, or the use thereof.

         "Appraised Value": With respect to any Property, (i) owned by the Issuer as of the Cut-off Date, the amount set forth on Schedule A with respect to such Property or (ii) acquired by the Issuer after the Cut-off Date, the appraised value of such Property as determined by a traditional MAI appraisal which provides for an individual valuation of such Property.

         "Authenticating Agent": As defined in Section 2.02(b).

         "Available Amount": As defined in Section 3.02(b).

         "Back-up Servicer": Hudson Advisors, in its capacity as back-up servicer under the Property Management Agreement, or its successor in interest, or any successor back-up servicer appointed as provided in the Property Management Agreement.

         "Back-up Servicing Fee": As defined in the Property Management
Agreement.

         "Bankruptcy Code": Title 11 of the United States Code entitled "Bankruptcy" as the same may be amended, modified, succeeded or replaced, from time to time.

         "Base Rent": With respect to any Lease, the fixed or a "base" monthly lease payment payable thereunder, as such amount may be increased by fixed percentages or dollar amounts as specified in the Lease, which amount does not include any Percentage Rent or Special Rent payable under such Lease.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in New York, New York, Dallas, Texas and Minneapolis, Minnesota or in any other city in which the Corporate Trust Office of the Indenture Trustee, the Grantor Trust Trustee or the Lockbox Account Bank is located.

         "C&G Store": A Property operated by or on behalf of the related Tenant as a convenience and gasoline station or a car wash or similar facility.

         "Cap Provider": Bank of America, N.A., and its permitted successors and assigns.

         "Cap Reserve Account": As defined in Section 10.08.

         "Cap Reserve Amount": With respect to any Payment Date following the occurrence of the Cap Reserve Trigger, an amount equal to (i) the cost of a replacement Interest Rate Cap covering the period from the Stated Maturity to and including the Rated Final Payment Date based on a written estimate obtained from the Cap Provider divided by (ii) the number of Payment Dates from and including the Payment Date on which the Cap Reserve Trigger occurs to and including the Payment Date in August 2006.

         "Cap Reserve Trigger": Shall be deemed to occur if, on any Payment Date on or after the Payment Date in August 2005, (i) LIBOR is greater than 5.50% and the Cashflow Coverage Ratio (calculated without giving effect to payments made under the then existing Interest Rate Cap) is less than 1.45 and (ii) the Issuer has not obtained a Commitment Letter.

         "Cashflow Coverage Ratio": With respect to any Payment Date, a ratio in which (a) the numerator is the sum of the Total Monthly Lease Payments, any payments made under the Interest Rate Cap in respect of such Payment Date and any withdrawals from the Reserve Account in respect of such Payment Date and

(b) the denominator is the total amount paid or to be paid pursuant to clauses
(i) through (iii) of the Waterfall Payments (other than any Unscheduled Principal Payments, Liquidation Fees, Workout Fees, Property Protection Advances and any costs associated with a transfer of servicing) on such Payment Date.

         "Casualty Consultant": As defined in Section 11.02.

         "Certificate Insurer": MBIA Insurance Corporation.

         "Certificate Insurer Default": Any of the following events: (a) the failure of the Certificate Insurer to make any payment it is required to make in accordance with the terms of the MBIA Policy or (b) the occurrence of a Certificate Insurer Insolvency Event.

         "Certificate Insurer Insolvency Event": Any of the following events:
(a) the Superintendent of Insurance of the State of New York shall have applied for an order with respect to the Certificate Insurer pursuant to Section 7402 (rehabilitation of the Certificate Insurer), Section 7404 (liquidation of the Certificate Insurer) or Section 7416 (dissolution of the Certificate Insurer) of the New York Insurance Law (or any successor provision thereto) (or if the Certificate Insurer is not regulated by the Superintendent of Insurance of the State of New York, the regulatory authority having primary jurisdiction over the Certificate Insurer shall have applied for a similar order), and such application shall not be dismissed or otherwise terminated during a period of ninety (90) consecutive days or a court enters an order granting the relief sought, (b) the Superintendent of Insurance of the State of New York shall have determined that the Certificate Insurer is insolvent within the meaning of
Section 1309 of the New York Insurance Law, (c) the Certificate Insurer shall have commenced a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall have made a general assignment for the benefit of creditors or (d) an involuntary case or other proceeding shall have been commenced against the Certificate Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or an order for relief shall have been entered against the Certificate Insurer under the federal bankruptcy laws as now or hereafter in effect and such order, case or proceeding is not dismissed or otherwise terminated for a period of ninety consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

         "Class A Note" or "Note": Any of the Notes executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A attached hereto.

         "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

         "Closing Date": August 14, 2001.

         "Code": The Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Notes.

         "Collateral": All of the collateral Granted hereunder, under the Security Instruments and under the other Security Documents to the Indenture Trustee for the benefit of the Noteholders and the Certificate Insurer, including, without limitation, (i) the Properties, (ii) the related leases, rents and, if any, contracts, (iii) all personal property, fixtures, cash management accounts and reserves and escrows of the Issuer related to the Properties, (iv) all rights of the Issuer under the Contribution Agreement and the Property Management Agreement, (v) all rights of the Issuer under the Interest Rate Cap, and (vi) the Collection Account, the Lockbox Account, the Reserve Account and all funds and Permitted Investments from time to time deposited therein or credited thereto.

         "Collateral Assignment of Interest Rate Cap": The Collateral Assignment of Interest Rate Cop, dated as of August 14, 2001, among the Issuer, the Cap Provider and the Indenture Trustee.

         "Collection Account": As defined in Section 3.02.

         "Collection Period": With respect to any Payment Date, the period commencing on the day following the Determination Date in the calendar month preceding such Payment Date (or, in the case of the initial Collection Period, immediately following the close of business on the Cut-off Date) through and including the Determination Date immediately preceding such Payment Date.

         "Commitment Date": February 27, 2006.

         "Commitment Letter": A letter of intent or commitment letter reasonably satisfactory to the Certificate Insurer indicating a reputable bank, financial institution or other financing party's commitment to refinance the Outstanding Notes no later than August 28, 2006.

         "Condemnation Proceeds": All proceeds received in connection with the condemnation of any Property other than proceeds applied to the restoration of the property or released to the related Tenant in accordance with Section 11.02.

         "Contribution Agreement": The Amended and Restated Contribution Agreement dated as of August 1, 2001 between the Issuer and USRPO.

         "Control": With respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation, including the ability to exercise a veto, and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. "Controlling" and "Controlled" have meanings correlative thereto.

         "Control Person": With respect to any Person, any other Person that constitutes a "controlling person" within the meaning of Section 15 of the 1933 Act.

         "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which office at the Closing Date is for Note transfer purposes located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, ATTN: Corporate Trust Services (CMBS) -- USRP Funding

2001-A, L.P., and for all other purposes at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, ATTN: Corporate Trust Services (CMBS) -- USRP Funding 2001-A, L.P.

         "Cut-off Date": August 1, 2001.

         "Damages": To a party means any and all liabilities, obligations, losses, damages, penalties, assessments, actions, judgments, suits, claims, costs, expenses (including, without limitation, reasonable attorneys' fees whether or not suit is brought), settlement costs and disbursements imposed on, incurred by or asserted against such party.

         "Default": The occurrence of any event which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "Defaulted Lease": A Lease with respect to which (i) the Tenant is 90 or more days delinquent in the payment of Base Rent or Special Rent, (ii) with respect to which there has occurred any other default under the Lease that the Special Servicer determines in accordance with the Servicing Standard has a material adverse effect on the Issuer and continues unremedied for any applicable grace period (or, if no such grace period, 30 days) or (iii) the Tenant is the subject of an insolvency proceeding and the Lease has been rejected in such insolvency proceeding.

         "Defective Property": As defined in the Contribution Agreement.

         "Delinquent Lease": A Lease with respect to which the Tenant is 30 or more days delinquent in the payment of Base Rent or Special Rent, provided that a Lease will cease to be a Delinquent Lease if it becomes a Defaulted Lease.

         "Deposit Account": As defined in the Property Management Agreement.

         "Determination Date": With respect to any Payment Date, the fifth Business Day preceding such Payment Date.

         "DOL": The United States Department of Labor or any successor in interest.

         "DOL Regulations": The regulations promulgated by the DOL at 29 C.F.R.
Section 2510.3-101.

         "Due Date": The date on which Rent is due under the Leases (without regard to any grace period).

         "Early Amortization Event": Shall exist on any Payment Date (a) after the first Payment Date if the average of the Cashflow Coverage Ratios for such Payment Date and the two Payment Dates immediately preceding such Payment Date (or (i) for the second Payment Date, the Cashflow Coverage Ratio for such Payment Date and (ii) for the third Payment Date, the average of the Cashflow Coverage Ratios for such Payment Date and the previous Payment Date) is less than or equal to 1.30; provided, that any such Early Amortization Event will be deemed cured if the Cashflow Coverage Ratio thereafter is greater than 1.30 for three consecutive Payment Dates or (b) on any Payment Date following the Commitment Date, if the Issuer has failed to provide an acceptable Commitment Letter to the Certificate Insurer on or before such Payment Date.

         "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated "A" or better by Moody's, and "AA-" or better by S&P, if the deposits are to be held in the account for more than 30 days, or the short-term deposit or short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated "P-1" by Moody's and "A-1+" by S&P if the deposits are to be held in the account for 30 days or less, in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R
Section 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority.

         "Environmental Indemnitors": The Issuer, USRPO and USRP.

         "Environmental Indemnity": The Environmental Indemnity Agreement, dated as of the date hereof, executed by the Issuer, USRP and USRPO in connection with the Notes for the benefit of the Indenture Trustee and the Grantor Trust Trustee.

         "Environmental Laws": Any and all present and future federal, state or local laws, statutes, ordinances or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the pollution, protection or cleanup of the environment, the impact of Hazardous Substances on property, health or safety, or the Use or Release of Hazardous Substances.

         "Environmental Liens": As defined in Section 11.11.

         "Environmental Policy": The environmental insurance policy issued by American International Specialty Lines Insurance Company, naming the Issuer as the insured and the Indenture Trustee, the Grantor Trust Trustee, the Certificate Insurer, the Property Manager, the Special Servicer and the Master Servicer as additional insureds.

         "Environmental Reports": As defined in Section 11.11.

         "Environmental Reserve Account": As defined in Section 10.08.

         "Environmental Reserve Amount": With respect to any Payment Date following the occurrence of the Environmental Reserve Trigger, an amount equal to (i) the cost of an endorsement extending the Environmental Policy from the Stated Maturity to and including the Rated Final Payment Date based on a written estimate obtained from the Environmental Insurer divided by (ii) the number of Payment Dates from and including the Payment Date on which the Environmental Reserve Trigger occurs to and including the Payment Date in August 2006.

         "Environmental Reserve Trigger": Shall be deemed to occur if, on any Payment Date on or after the Payment Date in August 2005, the Issuer has not obtained a Commitment Letter.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Account": As defined in the Property Management Agreement.

         "Euroclear": Euroclear Bank, S.A./NA, as operator of The Euroclear System.

         "Event": As defined in Section 11.15.

         "Event of Default": As defined in Section 5.01.

         "Exchange Date": The date which is forty (40) calendar days after the later of: (i) the commencement of the offering of the Notes and (ii) the Closing Date.

         "Extraordinary Expenses": With respect to any Payment Date, expenses required to be borne by the Issuer pursuant to this Indenture and the Property Management Agreement in respect of: (i) payments to the Master Servicer, the Back-up Servicer, the Indenture Trustee, the Grantor Trust Trustee, any Replacement Property Manager, any Replacement Special Servicer or any of their respective directors, officers, employees, agents and controlling persons of amounts for certain legal expenses and liability resulting from legal actions;
(ii) the cost of Opinions of Counsel; (iii) amounts in respect of environmental remediation not covered by the Environmental Policy or a primary responsible party; (iv) state taxes which may not be passed through to Tenants; (v) insurance deductibles; (vi) any amounts due to any collateral advisor or advisor that is appointed by the Certificate Insurer pursuant to the Property Management Agreement; and (vii) any other expense identified as an Extraordinary Expense in any Security Document or the Property Management Agreement.

         "401(c) Regulations": The regulations promulgated under Section 401(c) of ERISA.

         "FDIC": Federal Deposit Insurance Corporation or any successor.

         "Final Payment Date": The Payment Date on which the final payment on the Notes is made hereunder by reason of all principal, interest and other amounts due and payable on such Notes having been paid or the assets constituting the Collateral having been exhausted.

         "Flood Insurance Act": As defined in Section 11.01.

         "Franchise Concept": The restaurant, convenience and gasoline station or car wash brand under which a Property is operated.

         "GAAP": Generally accepted accounting principles in the United States of America as of the relevant date in question, consistently applied.

         "Governmental Authority": Any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or quasi-governmental issues (including, without limitation, any court).

         "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of an asset constituting a portion of the Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such asset and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Grantor Trust Agreement": The Grantor Trust Agreement, dated as of August 1, 2001, between the Issuer, as depositor, and the Grantor Trust Trustee.

         "Grantor Trust Certificates": Any of the USRP Funding 2001-A, L.P. Triple Net Lease Mortgage Certificates, Series 2001-A, to be issued under the Grantor Trust Agreement in a single class, which will evidence the entire beneficial ownership interest in the Notes.

         "Grantor Trust Trustee": Wells Fargo Bank Minnesota, N.A. or any successor trustee under the Grantor Trust Agreement.

         "Ground Lease": The leases or licenses in which the Issuer is the lessee (or licensee) thereunder relating to or affecting the use and occupancy of the Properties, or any part thereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Ground Leased Property": With respect to any Ground Lease and any Property, that portion of such Property demised to the Issuer under such Ground Lease.

         "Ground Rents": All rent, additional rent and all other sums due by the ground lessee pursuant to any Ground Lease.

         "Hazardous Materials": As defined in Section 11.11.

         "Hudson Advisors": Hudson Advisors, LLC, a Delaware limited liability company.

         "Improvements": The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land.

         "Indemnified Parties": As defined in Section 11.12.

         "Indenture": This instrument as originally executed or as it may be supplemented or amended from time to time by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Indenture Trustee": Wells Fargo Bank Minnesota, N.A., a national banking association, in its capacity as trustee under this Indenture, or its successor in interest, or any successor trustee appointed as provided in this Indenture.

         "Indenture Trustee Fee": The monthly fee payable to the Indenture Trustee in an amount equal to 1/12 of (i) 0.026% multiplied by (ii) the aggregate Note Principal Balance of the Outstanding Notes as of the first day of the related Collection Period.

         "Independent Manager": As defined in Section 11.08.

         "Initial Purchasers": Banc of America Securities LLC and Greenwich Capital Markets, Inc.

         "Insurance Agreement": The Insurance and Reimbursement Agreement, dated as of August 14, 2001, among the Certificate Insurer, the Grantor Trust Trustee, the Indenture Trustee, the Issuer, the Depositor, Hudson and USRPO.

         "Insurance Premiums": As defined in Section 11.01.

         "Insurance Proceeds": All proceeds received under any hazard, title, environmental or other insurance policy that provides coverage with respect to any Property other than proceeds applied to the restoration of property or released to the related Tenant in accordance with Section 11.02.

         "Interest Accrual Period": With respect to any Payment Date, the period commencing on the Payment Date in the calendar month preceding such Payment Date (or, in the case of the initial Interest Accrual Period, the Closing Date) and ending on the day immediately preceding such Payment Date.

         "Interest Rate Adjustment Date": The first day of each Interest Accrual Period.

         "Interest Rate Cap": The ISDA Master Agreement and schedule thereto, dated as of June 8, 2001, between the Issuer and Bank of America, N.A., together with the confirmation thereunder, dated August 13, 2001, and any other interest rate cap agreement entered into between the Issuer and a hedge counterparty, in such form as the Rating Agencies confirm will not result in the downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates, in each case, as amended from time to time.

         "Interested Person": As of any date of determination, the Issuer or any of its respective Affiliates.

         "IRS": The United States Internal Revenue Service.

         "Issuer": USRP Funding 2001-A, L.P. and its permitted successors hereunder.

         "Issuer Release": As defined in Section 8.01.

         "Issuer's Request" or "Issuer's Order": A written request or order signed in the name of the Issuer by an authorized officer of the Issuer.

         "Land": The parcel of real property in which the Issuer owns a fee or leasehold interest and which is encumbered by a Security Instrument.

         "Lease": Any lease, sublease, sub-sublease, license, letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect) (excluding Ground Leases), existing as of the date hereof or hereafter entered into by the Issuer pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in a Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into, in accordance with the terms of the Security Documents, in connection with such lease, sublease, sub-sublease, or other agreement and all agreements related thereto, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

         "Lease Advance": Any amount paid into the Collection Account by or on behalf of the Limited Partners with respect to Defaulted or Delinquent Leases in an aggregate amount during the life of the Notes not to exceed (without the Certificate Insurer's consent) $2,674,400 in accordance with Section 3.04.

         "Lease File": With respect to any Property, collectively the following documents:

         (i)    the related Lease;

         (ii) (A) the executed original recorded Security Instrument, dated January 9, 2001, and the executed original recorded amended Security Instrument, dated as of August 14, 2001, in each case, in favor of Wells Fargo Bank Minnesota, N.A., in its capacity as Indenture Trustee with respect to the county, or other applicable jurisdiction in which the related Property is located, or, if such original Security Instrument has not been returned from the applicable public recording office, a copy of such Security Instrument as submitted for recording; and (B) a file stamped copy of any UCC Financing Statements and any amendments thereto, in each case, in favor of Wells Fargo Bank Minnesota, N.A., in its capacity as Indenture Trustee under the Indenture required to be filed with respect to such Property in order to perfect the Indenture Trustee's lien with respect to such Lease or, if a file stamped copy has not been returned from one applicable filing office, a copy of such UCC Financing Statement as submitted for recording;

         (iii) either (x) an executed original lender's title insurance policy relating to the Security Instrument for such Property, together with all riders thereto showing the Wells Fargo Bank Minnesota, N.A., in its capacity as Indenture Trustee under the Indenture, and its successors and assigns, as the named insured, or (y) in the event of an original title binder, an original preliminary title report, or an original title commitment, or copy thereof certified by the title company;

         (iv)   a Lease abstract relating to the related Lease;

         (v)    a Tenant estoppel certificate with respect to the related Lease;

         (vi) if the related Property is a ground leasehold, a photocopy of the Ground Lease between the owner of the fee or lessor (or the sublessor, if the fee is owned by a master lessor), and the Issuer, as lessee and an estoppel letter from the related ground lessor;

         (vii)  a survey of the related Property;

         (viii) an appraisal of the related Property;

         (ix) a copy of any inter-lessor agreement relating to the related Master Lease, if applicable; and

         (x) a copy of the Environmental Policy, if applicable to such Property.

         "Legal Requirements" shall mean:

         (a) all applicable governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation,

               Environmental Laws) affecting the Issuer or a Property or any part thereof or the construction, ownership, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force),

         (b) all applicable permits, licenses and authorizations and regulations relating thereto, and

         (c) all covenants, conditions and restrictions contained in any instruments at any time in force (whether or not involving Governmental Authorities) affecting a Property or any part thereof which, in the case of this clause (c), require repairs, modifications or alterations in or to a Property or any part thereof, or in any material way limit or restrict the existing use and enjoyment thereof.

         "LIBOR": With respect to each Interest Rate Adjustment Date, the rate for deposits in U.S. dollars, rounded, if necessary, to the nearest 0.00001%, appearing on Telerate Page 3750 as the London interbank offered rate for one-month United States dollar deposits at approximately 11:00 a.m., London time, on the related LIBOR Determination Date, or, if that day is not a LIBOR Business Day, the next succeeding LIBOR Business Day. If, on any Interest Rate Adjustment Date, such rate does not appear on Telerate Page 3750, LIBOR shall be the arithmetic mean of the offered quotations of the reference banks to prime banks in the London interbank market for one-month United States Dollar deposits in Europe by reference to requests for quotations to the reference banks as of approximately 11:00 a.m. (London time) on the Interest Rate Adjustment Date. If, on any Interest Rate Adjustment Date, at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any Interest Rate Adjustment Date, only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York are quoting on the relevant Interest Rate Adjustment Date for such one-month United States Dollar deposits in Europe. The Indenture Trustee shall determine LIBOR for each Interest Accrual Period and the related Payment Date and the determination of LIBOR by the Indenture Trustee shall be binding absent manifest error.

         "LIBOR Business Day": Any day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits in London, England).

         "LIBOR Determination Date": With respect to any Interest Accrual Period, the second (2 ) LIBOR nd Business Day preceding the Interest Rate Adjustment Date (or, in the case of the initial Interest Accrual Period, the second LIBOR Business Day preceding the Closing Date).

         "Limited Partners": As of any date of determination, the holder or holders of the limited partnership interests in the Issuer as identified in writing to the Indenture Trustee from time to time.

         "Liquidation Fees": As defined in the Property Management Agreement.

         "Liquidation Proceeds": All amounts received and retained in connection with the liquidation of any Property relating to a Defaulted Lease other than Insurance Proceeds, Condemnation Proceeds, Release Prices, Purchase Prices or Tenant Purchase Proceeds.

         "Loan-To-Value Ratio": With respect to any date of determination, a fraction expressed as a percentage, the numerator of which is the aggregate Note Principal Balance of all of the Outstanding Notes on such date of determination, and the denominator of which is the Total Appraised Value of all of the Properties as of such date.

         "Lockbox Account": As defined in Section 3.01.

         "Lockbox Account Agreement": An agreement among the Issuer, the Indenture Trustee, the Property Manager, the Special Servicer, the Master Servicer, the Back-up Servicer and the Lockbox Account Bank, relating to the collection and application of all the Rents from each Property, which agreement shall be in substantially the form attached hereto as Exhibit F.

         "Lockbox Account Bank": Compass Bank, and its permitted successors and assigns under the Lockbox Account Agreement and Section 3.01.

         "Losses": As defined in Section 11.12.

         "Management Fee": As defined in the Property Management Agreement.

         "Master Servicer": Hudson Advisors, in its capacity as master servicer under the Property Management Agreement, or its successor in interest, or any successor master servicer appointed as provided in the Property Management Agreement.

         "Master Servicing Fee": As defined in the Property Management
Agreement.

         "Maturity": With respect to any Note, the date as of which the principal of and interest on such Note has become due and payable as herein provided, whether at Stated Maturity, by acceleration or otherwise.

         "Material Adverse Effect": A material adverse effect upon (i) the business operations, assets or condition (financial or otherwise) of the Issuer,
(ii) the ability of the Issuer to perform, or of the Indenture Trustee to enforce, any material provision of any Security Document, or (iii) with respect to a Property, the value, use or enjoyment of such Property or the operation thereof.

         "Maximum Property Concentration": As defined in the definition of Remaining Pool Criteria in this Section 1.01.

         "MBIA Policy": The financial guaranty insurance policy issued to the Grantor Trust Trustee for the benefit of the Certificateholders pursuant to the Insurance Agreement in respect of the Grantor Trust Certificates.

         "Monthly Lease Payment": With respect to each Property, the Base Rent and any Special Rent and Percentage Rent due under the related Lease less any Ground Rent due with respect to such Property not payable by the related Tenant. With respect to any Master Lease, the Monthly Lease Payment consists of the rents allocated to the Properties covered by such Master Lease.

         "Moody's": Moody's Investors Service, Inc.

         "Net Proceeds": As defined in Section 11.02.

         "Net Proceeds Availability Threshold": As defined in Section 11.02.

         "Net Proceeds Deficiency": As defined in Section 11.02.

         "Nonrecourse Carveout Indemnitors": USRP and USRPO.

         "Note": Any one of the USRP Funding 2001-A, L.P. Triple Net Lease Mortgage Notes, Series 2001-A issued under this Indenture.

         "Note Interest Rate": With respect to any Payment Date, a per annum rate equal to the sum of LIBOR as determined on the related LIBOR Determination Date plus 0.48%.

         "Note Owner": As defined in Section 2.08.

         "Note Principal Balance": With respect to the Outstanding Notes as of any date of determination, the Original Note Principal Balance reduced by any distributions of principal actually made on the Notes prior to such date of determination.

         "Note Register": As defined in Section 2.05(a).

         "Note Registrar": As defined in Section 2.05(a).

         "Noteholder" or "Holder": With respect to any Note, the Person in whose name such Note is registered on the Note Register maintained pursuant to Section
2.05 hereof.

         "1933 Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1934 Act": The Securities Exchange Act of 1934, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1939 Act": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1940 Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "Obligations": All of the Issuer's obligations hereunder.

         "Officer's Certificate": A certificate made by an individual authorized to act on behalf of the Issuer and, to the extent applicable, any constituent Person with respect to the Issuer. Without limiting the foregoing, if the individual signing the certificate is doing so on behalf of a corporation, then such individual shall hold the office of President, Vice President, senior or executive vice president or Chief Financial Officer (or the equivalent) with respect to such corporation.

         "Opinion of Counsel": A written opinion of counsel, who shall be selected by the Issuer (and reasonably acceptable to the Indenture Trustee) and the Certificate Insurer. The cost of obtaining such opinion shall be borne by the Issuer.

         "Original Closing Date": January 9, 2001.

         "Original Notes": As defined in the Preliminary Statement.

         "Original Indenture": As defined in the Preliminary Statement.

         "Original Note Principal Balance": $180,000,000.

         "Originating Affiliates": As defined in the Contribution Agreement.

         "OTS": Office of Thrift Supervision or any successor thereto.

         "Outstanding": When used with respect to Notes, means, as of the date of determination, any Note theretofore authenticated and delivered under this Indenture, except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation (other than any Note as to which any amount that has become due and payable in respect thereof has not been paid in full); and

               (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Note Registrar proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite aggregate Note Principal Balance of Outstanding Notes have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, Notes owned by an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Notes), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Note Registrar knows to be so owned shall be so disregarded. Notes owned by an Interested Person which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Note Registrar in its sole discretion the pledgee's right to act with respect to such Notes and that the pledgee is not an Interested Person.

         "Ownership Interest": As to any Note, any ownership or security interest in such Note as held by the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Partner Release": As defined in Section 8.01.

         "Payable Note Interest": For any Payment Date, an amount equal to interest accrued during the related Interest Accrual Period at the Note Interest Rate applicable to the Notes for such Payment Date on the Note Principal Balance as of such Payment Date (after giving effect to all payments of principal on the preceding Payment Date). Payable Note Interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period (after giving effect to all payments of principal on the preceding Payment Date).

         "Payment Date": The 26th day of each calendar month, or, if such 26th day is not a Business Day, the next succeeding Business Day, commencing in September 2001.

         "Payment Date Statement": As defined in Section 7.01(a).

         "PCBs": As defined in Section 11.11.

         "Percentage Rent": With respect to any Lease, any additional rent based on a percentage of gross sales payable thereunder in addition to the related Base Rent.

         "Permitted Exceptions": With respect to any Property, (A) liens for real estate taxes and special assessments not yet due and payable or due but not yet delinquent, (B) covenants, conditions and restrictions, rights-of-way, easements and other matters of public record, such exceptions being of a type or nature which are acceptable to mortgage lending institutions generally, (C) Tenant Purchase Options and (D) other matters to which like properties are commonly subject, which matters referred to in clauses (B), (C) and (D) do not, individually or in the aggregate, materially interfere with the value of such Property, or materially interfere or restrict the current use or operation of such Property as a restaurant or C&G Store, as applicable.

         "Permitted Investments": Any one or more of the following obligations or securities:

         (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

         (ii) obligations of agencies or instrumentalities of the United States of America that are not backed by the full faith and credit of the United States of America, provided that such obligations have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

         (iii) uncertificated certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days, of any bank or trust company organized under the laws of the United States of America or any state thereof, provided that such items are rated in the highest short-term debt rating category of each Rating Agency, do not have an "r" highlight affixed to its rating and have a predetermined fixed amount of principal due at maturity (that cannot vary or change);

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States of America or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is denominated in United States dollars and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest short-term debt rating category of each Rating Agency, does not have an "r" highlight affixed to its rating, has a predetermined fixed amount of principal due at maturity (that cannot vary or change) and has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread, or any demand notes that constitute vehicles for commercial paper rated in the highest unsecured commercial or finance company paper rating category of each Rating Agency;

         (v) units of money market funds which have as one of their investment objectives the maintenance of a constant net asset value and which are rated in the highest applicable rating category of each Rating Agency; and

         (vi) repurchase agreements collateralized by United States Treasury securities or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to SIPC jurisdiction or any commercial bank insured by the FDIC if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term category;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, and (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change).

         "Person": Any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

         "Plan": As defined in Section 2.05(f).

         "Policy" or "Policies": As defined in Section 11.01.

         "Premium Letter": The Premium Letter, dated August 14, 2001, between the Issuer and the Certificate Insurer.

         "Premium Payment": With respect to any Payment Date, the "Premium" due under the Insurance Agreement with respect to such Payment Date.

         "Principal Payment Amount": With respect to any Payment Date, an amount equal to the sum of (i) the Scheduled Principal Payment for such Payment Date, together with any Scheduled Principal Payment (or portion thereof) unpaid from any prior Payment Date, and (ii) all Release Prices, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, Purchase Prices and Tenant Purchase Proceeds (not to exceed 125% of the Allocated Loan Amount of each Property purchased by a Tenant during the related Collection Period) received during the related Collection Period and not allocable to Property Protection Advances or Extraordinary Expenses.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Prohibited Transfer": As defined in Section 11.10.

         "Properties": The parcel or parcels of real property and improvements thereon owned by the Issuer and the Issuer's leasehold interest in any Ground Leased Property and encumbered by a Security Instrument, together with all rights pertaining to such property, improvements and leasehold interests, as more particularly described in the preliminary statement of each Security Instrument and referred to therein as the "Property" or the "Mortgaged Property", as the case may be. "Property" shall mean any one of the Properties. "Properties" shall include any real property transferred (pursuant to a substitution or otherwise) to the Issuer and encumbered by a Security Interest after the closing date. "Properties" shall not include any real property that has been released from the lien of the related Security Instrument pursuant to a release, substitution or otherwise.

         "Property Concentrations": consist of (i) Franchise Concepts, (ii) Tenants (including affiliates of any Tenant), (iii) states, (iv) ground leases and (v) C&G Stores, and are calculated by dividing the aggregate of the Allocated Loan Amounts of all Properties in any such category by the Note Principal Balance of the Outstanding Notes.

         "Property Management Agreement": The Amended and Restated Property Management Agreement dated as of August 1, 2001 among the Issuer, the Property Manager, the Special Servicer, the Master Servicer, the Back-up Servicer and the Indenture Trustee.

         "Property Manager": USRPO, a Delaware limited partnership, in its capacity as property manager under the Property Management Agreement, or its successor in interest, or any successor property manager appointed as provided in the Property Management Agreement.

         "Property Manager Release": As defined in Section 8.01.

         "Property Protection Advance": As defined in the Property Management Agreement.

         "Property Release": As defined in Section 8.01.

         "Property Release Expenses": As defined in Section 8.01(e).

         "Purchase Price": An amount equal to the sum of (without duplication)
(i) the Allocated Loan Amount of the related Property, (ii) any unpaid amounts due but unpaid under the related Lease and (iii) any unreimbursed Property Protection Advances and Extraordinary Expenses with respect to such Property.

         "QIB": A "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         "Qualified Insurer"": As defined in Section 11.01.

         "Qualified Property Manager": As defined in Section 11.05.

         "Qualified Substitute Property": (i) as of the date of the substitution, has an Appraised Value which, when combined with the Appraised Value of all other Qualified Substitute Properties to be acquired by the Issuer in exchange for the related Released Property, is equal to or greater than the Appraised Value of such Released Property as of the Closing Date or the date of substitution (whichever is higher), (ii) complies with all of the representations and warranties made with respect to the Released Property, (iii) is a operated under a Franchise Concept of the same or higher-tier than, the Released Property (based on the Rating Agencies' tiering criteria), (iv) has, together with all other Qualified Substitute Properties to be acquired by the Issuer in exchange for the Released Property, Base Rent equal to or greater than the Base Rent payable in respect of such Released Property, and (v) has a Lease with a remaining term equal to or longer than the remaining term of the Lease related to the Released Property; provided, that no Property will constitute a Qualified Substitute Property unless, after giving effect to the transfer of such Property to the Issuer in exchange for a Released Property, the Remaining Pool Criteria will be satisfied.

         "Rated Final Distribution Date": August 26, 2008.

         "Rating Agency": Moody's, S&P or other respective successors in interest.

         "Record Date": With respect to any Payment Date, the last Business Day of the prior calendar month.

         "Redemption Date": The Payment Date specified by the Issuer for the redemption of Notes pursuant to Section 8.02.

         "Redemption Price": An amount equal to the sum of (i) the Note Principal Balance of the Outstanding Notes on the Redemption Date, plus (ii) accrued and unpaid interest thereon to the last day of the related Interest Accrual Period, plus (iii) all amounts due to the Indenture Trustee hereunder, plus (iv) all amounts due to the Certificate Insurer under the Insurance Agreement, plus (v) all amounts due to the Master Servicer, the Back-up Servicer, the Property Manager and the Special Servicer under the Property Management Agreement.

         "Release Amount": An amount equal to: (i) with respect to any repurchase of a Property by USRPO pursuant to the Contribution Agreement, the related Purchase Price, (ii) with respect to any purchase of a Property by a Tenant pursuant to a Tenant Purchase Option, the related Tenant Purchase Proceeds, (iii) with respect to any purchase of a Property by the Property Manager, the Purchase Price of the related Property, and (iv) with respect to any release of a Property from the Lien of the Indenture in connection with the sale of a Property by the Issuer, the related Release Price.

         "Released Property": As defined in Section 8.01.

         "Release Price": With respect to a Property, an amount equal to the greater of (i) 125% of the Allocated Loan Amount of such Property and (ii) 80% of the purchase price to be paid by a bona fide third party purchaser of such Property.

         "Remaining Pool Criteria": will be satisfied if, immediately following the purchase of the related Property from the Issuer, (i) no Property Concentration (stated as a percentage) will increase to a percentage that exceeds by more than 5 percentage points such Property Concentration as of the Closing Date (each, a "Maximum Property Concentration") or (ii) if any Property Concentration is, on the date of such purchase, in excess of the Maximum Property Concentration, such Property Concentration will be reduced after giving effect to such purchase.

         "Rents": With respect to each Property, the Monthly Lease Payments and any other amounts due under the related Lease.

         "Replacement Property Manager": As defined in the Property Management Agreement.

         "Replacement Special Servicer": As defined in the Property Management Agreement.

         "Request for Release": As defined in Section 8.01.

         "Reserve Account": As defined in Section 3.06.

         "Responsible Officer": With respect to the Indenture Trustee, any officer of the Indenture Trustee working in its Corporate Trust Services department and customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Indenture and, with respect to a particular corporate trust matter under this Indenture, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restoration": As defined in Section 11.03.

         "Restricted Party": As defined in Section 11.10(e).

         "Rule 144A": Rule 144A promulgated under the 1933 Act.

         "S&P": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc.

         "Scheduled Principal Payment": With respect to any Payment Date, the amount set forth on the Amortization Schedule under the heading "Scheduled Principal Payment" with respect to such Payment Date.

         "Security Documents": Collectively, this Indenture, the Security Instruments, the Environmental Indemnity, the Lockbox Account Agreement, the Collateral Assignment of Interest Rate Cap and any other document now or hereafter executed and/or delivered by the Issuer or either Sponsor or any Affiliate of such Persons pursuant to the requirements hereof or of any other Security Document in connection with the Notes.

         "Security Instrument": With respect to a Property, that certain first priority Mortgage (or Deed of Trust or Deed to Secure Debt or Indemnity Deed of Trust), Security Agreement, Assignment of Leases and Rents and Fixture Filing executed and delivered by the Issuer as security for the Notes and encumbering such Property, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time pursuant to the provisions thereof or of the other Security Documents from time to time.

         "Seller Release": As defined in Section 8.01.

         "Special Rent": With respect to any Lease, any rent in addition to Base Rent and Percentage Rent payable thereunder.

         "Special Servicer": USRPO, a Delaware limited partnership, in its capacity as special servicer under the Property Management Agreement, or its successor in interest, or any successor special servicer appointed as provided in the Property Management Agreement.

         "Special Servicer Compensation": As defined in the Property Management Agreement.

         "SPE Component Entity": As defined in Section 11.08.

         "Sponsors": Each of USRP and USRPO.

         "Stated Maturity": With respect to any Note, August 28, 2006.

         "Substitute Property": Any Property Granted to the Indenture Trustee hereunder in connection with the substitution of a Released Property by USRP, the Property Manager or the Limited Partners in accordance with Section 8.01.

         "Tax Opinion": An opinion of counsel that a contemplated action will not cause a tax to be imposed on the Issuer or any Person having an Ownership Interest in any Note.

         "Taxes": All real estate and personal property taxes, assessments, fees, taxes on rents or rentals, water rates or sewer rents, and other governmental charges now or hereafter levied or assessed or imposed against the Issuer or the Properties or rents therefrom or which may become Liens.

         "Telerate Page 3750": The display designated as "3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace page 3750 on that Service for the purpose of displaying London interbank offered rates of major banks).

         "Tenant": Any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

         "Tenant Purchase Option": With respect to a Property, an option held by the related Tenant to purchase such Property under the related Lease.

         "Tenant Purchase Proceeds": Amounts received from the purchase of any Property by the related Tenant pursuant to a Tenant Purchase Option.

         "Tenant Release": As defined in Section 8.01.

         "Total Appraised Value": As of any date of determination, the aggregate of the Appraised Values of the Properties as of the Cut-off Date, reduced by the Appraised Value of any Properties released from the lien of its Indenture and increased by the Appraised Value of any Substitute Properties.

         "Total Monthly Lease Payments": With respect to any Payment Date, the aggregate of the Monthly Lease Payments due on or before the related Determination Date and collected from the Tenants during the related Collection Period and any Lease Advances made by the Limited Partners in respect of such Payment Date.

         "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer) of the United States Department of the Treasury.

         "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction.

         "UCC Financing Statement": A financing statement executed and in form sufficient for filing pursuant to the UCC, as in effect in the relevant jurisdiction.

         "Unscheduled Principal Payment": With respect to any Payment Date, the aggregate of the amounts described in clause (ii) of the definition of Principal Payment Amount for such Payment Date.

         "Use": Any handling, treatment, storage, disposal, transportation, use, reuse, recycling, reclamation, manufacture, generation, formulation, processing or distribution.

         "USRP": U.S. Restaurant Properties, Inc.

         "USRPO": U.S. Restaurant Properties Operating L.P.

         "Waste": Any material abuse or destructive use (whether by action or inaction of the Issuer or either Sponsor or any of their Affiliates) of a Property which causes the Indenture Trustee to suffer a loss or a diminution in the value of its interest therein.

         "Waterfall Payments": As defined in Section 3.02(b).

         "Workout Fees": As defined in the Property Management Agreement.

         Section 1.02. Rules of Construction.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular;

         (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States;

         (3) the word "including" shall be construed to be followed by the words "without limitation";

         (4) article and section headings are for the convenience of the reader and shall not be considered in interpreting this Indenture or the intent of the parties hereto;

         (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision; and

         (6) the pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.

                                   ARTICLE II

                                    THE NOTES

         Section 2.01. Forms; Denominations.

         The Notes will be initially issued as one or more registered and certificated Notes substantially in the form of Exhibit A hereto. The Notes will be issued in denominations of not less than $10,000 in initial Note Principal Balance and in integral multiples of $1 in excess thereof. On the Closing Date, the Issuer shall deliver the Original Notes issued under the Original Indenture to the Indenture Trustee and, upon the Indenture Trustee's receipt thereof, the Issuer hereby directs the Indenture Trustee to authenticate and deliver the Notes to the Grantor Trust Trustee.

         Section 2.02. Execution, Authentication, Delivery and Dating.

         (a) The Notes shall be executed by manual or facsimile signature on behalf of the Issuer by an authorized officer of the Issuer. Notes bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Issuer shall be entitled to all benefits under this Indenture, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. No Note shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Notes shall be dated the date of their authentication.

         (b) The Indenture Trustee may appoint one or more agents (each an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with transfers and exchanges under Sections 2.05 and 2.06, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent shall be deemed to be the authentication of Notes "by the Indenture Trustee". The Indenture Trustee shall be the initial Authenticating Agent.

         Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may, or at the direction of the Issuer shall, promptly appoint a successor Authenticating Agent, give written notice of such appointment to the Issuer and give notice of such appointment to the Noteholders. Upon the resignation or termination of the Authenticating Agent and prior to the appointment of a successor, the Indenture Trustee shall act as Authenticating Agent.

         Each Authenticating Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Indenture Trustee is entitled to hereunder as if it were the Indenture Trustee.

         Section 2.03. Reserved.

         Section 2.04. The Notes Generally.

         (a) The aggregate Note Principal Balance of the Notes that may be authenticated and delivered under this Indenture is limited to $180,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.05 and
2.06 below. Such aggregate Note Principal Balance shall be issued in one Class having the Class designation and initial Note Principal Balance as follows:

                      CLASS                             INITIAL
                   DESIGNATION                  NOTE PRINCIPAL BALANCE
                   -----------                  ----------------------

                     Class A                          $180,000,000

         The Stated Maturity for the Notes is August 28, 2006.

         (b) Each Note shall rank pari passu with each other Note and be equally and ratably secured by the Collateral. All Notes shall be substantially identical except as to denominations and as expressly permitted in this Indenture.

         Section 2.05. Registration of Transfer and Exchange of Notes.

         (a) At all times during the term of this Indenture, there shall be maintained at the office of a registrar appointed by the Indenture Trustee (the "Note Registrar") a register (the "Note Register") in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Office of the Note Registrar shall initially be located at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479, ATTN: Corporate Trust Services (CMBS) -- USRP 2001-A, L.P., MAC # N9303-121 (and thereafter be such other address as the Note Registrar may designate by notice to the Issuer, the Certificate Insurer and the Indenture Trustee, if different). The Indenture Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Note Registrar for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. The Indenture Trustee may appoint, by a written instrument delivered to the Issuer and the Certificate Insurer, any other bank or trust company to act as Note Registrar under such conditions as the Indenture Trustee may prescribe, provided that the Indenture Trustee shall not be relieved of any of its duties or responsibilities hereunder as Note Registrar by reason of such appointment. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Note Registrar. The Issuer, the Certificate Insurer and the Indenture Trustee shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times upon reasonable prior notice, and to rely conclusively upon a certificate of the Note Registrar as to the information set forth in the Note Register.

         (b) No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. None of the Issuer, the Indenture Trustee, the Grantor Trust Trustee, the Master Servicer, the Special Servicer, the Property Manager, the Backup Servicer, the Note Registrar or any other person shall be obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, USRP, USRPO, the Originating Affiliates, the Back-up Servicer, the Certificate Insurer, the Initial Purchaser, the Indenture Trustee, the Grantor Trust Trustee, the Master Servicer, the Special Servicer, the Property Manager and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) If any transfer of a Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Company or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit C-1A hereto (a "Rule 144A Transferor Certificate") or such other certification reasonably acceptable to the Indenture Trustee; or (ii) a certificate from such Noteholder substantially in the form attached as Exhibit C-1B hereto and a certificate from such Noteholder's prospective transferee substantially in the form attached as Exhibit C-2 hereto (a "Rule 144A Transferee Certificate") or such other certification reasonably acceptable to the Indenture Trustee; or (iii) an Opinion of Counsel reasonably satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer, the Indenture Trustee, the Grantor Trust Trustee, the Master Servicer, the Special Servicer, the Property Manager, the Back-up Servicer or the Note Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer and such Noteholder's prospective transferee on which such Opinion of Counsel is based.

         (d) Reserved.

         (e) Reserved.

         (f) No transfer of a Note or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general separate accounts and other entities in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if any such transfer will result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Accordingly, each purchaser of a Note will be deemed to represent and warrant that either (i) no part of the assets to be used by it to acquire and hold the Notes constitutes assets of any Plan or (ii) one or more statutory or administrative exemptions applies, such that its acquisition and holding of the Notes does not and will not constitute or otherwise result in a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code.

         (g) If a Person is acquiring any Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be deemed to certify that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (b) and (c) of this Section 2.05.

         (h) Subject to the preceding provisions of this Section 2.05, upon surrender for registration of transfer of any Note at the offices of the Note Registrar maintained for such purpose, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate Note Principal Balance.

         (i) At the option of any Noteholder, its Notes may be exchanged for other Notes of authorized denominations of a like aggregate Note Principal Balance, upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

         (j) Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (k) No service charge shall be imposed for any transfer or exchange of Notes, but the Indenture Trustee or the Note Registrar may require payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

         (l) All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures.

         (m) The Note Registrar or the Indenture Trustee shall provide to the Issuer or the Certificate Insurer upon reasonable written request and at the expense of the requesting party, an updated copy of the Note Register.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes.

         If any mutilated Note is surrendered to the Note Registrar, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange therefor, a new Note of the same principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Issuer, the Indenture Trustee and the Note Registrar (i) evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Note and the ownership thereof, and (ii) such security or indemnity as may be reasonably required by them to hold each of them, and any agent of any of them harmless, then, in the absence of notice to the Issuer, the Indenture Trustee or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Note under this Section 2.06, the Indenture Trustee and the Note Registrar may require the payment by the Noteholder of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Indenture Trustee) in connection therewith.

         Every new Note issued pursuant to this Section 2.06 in lieu of any destroyed, mutilated, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, mutilated, lost or stolen Note shall be at any time enforceable by any Person, and such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.07. Noteholder Lists.

         The Note Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders, which list, upon request, will be made available to the Indenture Trustee insofar as the Indenture Trustee is no longer the Note Registrar. Upon written request of any Noteholder made for purposes of communicating with other Noteholders with respect to their rights under this Indenture, the Note Registrar shall promptly furnish such Noteholder with a list of the other Noteholders of record identified in the Note Register at the time of the request. Every Noteholder, by receiving such access, agrees with the Note Registrar that the Note Registrar will not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Noteholder regardless of the source from which such information was derived.

         Section 2.08. Persons Deemed Owners.

         The Issuer, the Indenture Trustee, the Note Registrar and any agents of any of them, may treat the Person in whose name a Note is registered as the owner of such Note (the "Note Owner") for the purpose of receiving payments of principal, interest and other amounts in respect of such Note and for all other purposes, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar or any agents of any of them, shall be affected by notice to the contrary.

         Section 2.09. Certification of Receipt of the Lease Files.

         (a) The Indenture Trustee, by its execution and delivery of this Indenture, acknowledges receipt by it of all assets Granted to it and included in the Collateral, in good faith and without notice of any adverse claim, and declares that it holds and will hold such assets on behalf of all present and future Noteholders.

         (b) No later than November 30, 2001 (and, if any exceptions are noted, again not later than February 28, 2002 and, if any exceptions are noted, thereafter as requested by the Certificate Insurer), the Indenture Trustee shall deliver to the Issuer, the Property Manager, the Certificate Insurer and USRP an executed certificate substantially in the form of Exhibit F hereto to the effect that, as to each Property listed on Schedule 1 to the Contribution Agreement,
(i) all documents specified in clauses (i) through (vi) and (ix) of the definition of "Lease File" are in its possession and (ii) all such documents with respect to such

Lease and the related Property appear regular on their face and appear to relate to such Lease or the related Property.

         (c) The Indenture Trustee shall not be under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Properties and Leases delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate of the represented purpose or that they are other than what they purport to be on their face.

         Section 2.10. Payments on the Notes.

         (a) Subject to Section 2.10(b), the Issuer agrees to pay

               (i) on each Payment Date prior to the Stated Maturity of the Notes, the Payable Note Interest in respect of the Notes for such Payment Date and, to the extent not previously paid, for all prior Payment Dates (plus interest on such unpaid amount at the applicable
         Note Interest Rate) and the Principal Payment Amount for the related Payment Date; and

               (ii) at Stated Maturity of the Notes, the entire Note Principal Balance of the Outstanding Notes, together with all accrued and unpaid interest and other amounts due under the Notes and this Indenture thereon.

         Amounts properly withheld under the Code by any Person from a payment to any Holder of a Note of interest, principal or other amounts, or any such payment set aside on the Final Payment Date for such Note as provided in Section 2.10(b), shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         (b) With respect to each Payment Date, any interest, principal and other amounts payable on the Notes shall be paid in accordance with Section 3.02(b) to the Person that is the registered holder thereof at the close of business on the related Record Date; provided, however, that interest, principal and other amounts payable at the Final Payment Date of any Note shall be payable only against surrender thereof at the offices of the Indenture Trustee designated in the notice provided pursuant to Section 2.11(b). Payments of interest, principal and other amounts on the Notes shall be made on the applicable Payment Date other than the Final Payment Date, subject to applicable laws and regulations, by wire transfer to such account as such Noteholder shall designate by written instruction received by the Indenture Trustee not later than the Record Date related to the applicable Payment Date or otherwise by check mailed on or before the Payment Date to the Person entitled thereto at such Person's address appearing on the Note Register. The Indenture Trustee shall pay the Note Principal Balance for each Note Outstanding plus Payable Note Interest due thereon in whole or in part as provided herein on its Final Payment Date in immediately available funds from funds in the Collection Account as promptly as possible after presentation to the Indenture Trustee of such Note at the office of the Note Registrar but shall initiate such payment no later than 3:00 p.m., New York City time, on the day after such presentation, provided, that such presentation has been made no later than 1:00 p.m., New York City time on the day prior to its Final Payment Date. If presentation is made after 1:00 p.m., New York City time, on any day, such presentation shall be deemed to have been made on the immediately succeeding Business Day.

         Except as provided in the following sentence, if a Note is issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on any Record Date and ending before the opening of business at such office or agency on the related Payment Date, no interest, principal or other amounts will be payable on such Payment Date in respect of such new Note, but will be payable on such Payment Date only in respect of the prior Note. Interest, principal and other amounts payable on any Note issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on the Record Date immediately preceding the Final Payment Date for such Notes and ending on the Final Payment Date for such Notes, shall be payable to the Person that surrenders the new Note as provided in this Section 2.10(b).

         All payments of interest, principal and other amounts made with respects to any of the Notes will be allocated pro rata among the Outstanding Notes based on the portion of the Note Principal Balance represented by each such Note.

         If any Note on which the final payment was due is not presented for payment on the Final Payment Date, then the Indenture Trustee shall set aside and hold such payment uninvested in a segregated account or sub-account separate from the Collection Account but which constitutes an Eligible Account, and the Indenture Trustee and the Issuer shall act in accordance with Section 6.10 in respect of the unclaimed funds.

         Section 2.11. Final Payment Notice.

         (a) Notice of final payment under Section 2.10(b) shall be given by the Indenture Trustee as soon as possible but not later than two Business Days prior to the Final Payment Date to each Noteholder as of the close of business on the Record Date preceding the Final Payment Date at such Noteholder's address appearing in the Note Register.

         (b) All notices of final payment in respect of the Notes shall state
(i) the Final Payment Date for the Notes, (ii) the amount of the final payment for the Notes and (iii) the place where the Notes are to be surrendered for payment.

         (c) Notice of final payment of the Notes shall be given by the Indenture Trustee in the name of the Indenture Trustee. Failure to give notice of final payment, or any defect therein, to any Noteholder shall not impair or affect the validity of the final payment of any other Note.

         Section 2.12. Compliance with Withholding Requirements and Reporting.

         Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all Federal withholding requirements with respect to payments to Noteholders of interest, original issue discount, or other amounts that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding. Any amount withheld on any payment to any Noteholder shall be treated as paid and distributed to such Noteholder for all purposes of this Agreement.

         The Issuer shall (i) cause to be prepared and forwarded to Holders of the Notes and (ii) cause to be prepared and filed with the Internal Revenue Service all required tax forms and such other information with respect to the income and deductions of the Collateral at the time or times and in the manner required by the Code.

         Section 2.13. Cancellation.

         The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar.

         All Notes delivered to the Indenture Trustee for payment shall be forwarded to the Note Registrar. All such Notes and all Notes surrendered for transfer and exchange in accordance with the terms hereof shall be canceled and disposed of by the Note Registrar in accordance with its customary procedures.

                                   ARTICLE III

                                    ACCOUNTS

         Section 3.01. Lockbox Account.

         (a) On or before the Closing Date, the Issuer shall establish and thereafter maintain with the Lockbox Account Bank a Lockbox Account (the "Lockbox Account"), in the name of the Indenture Trustee as secured party and under the sole dominion and control of the Indenture Trustee. Neither the Issuer nor the Property Manager shall have any right to make withdrawals from the Lockbox Account. On or before the Closing Date, the Lockbox Account Bank and the Issuer shall execute and deliver to the Indenture Trustee a Lockbox Account Agreement which provides, inter alia, that no party other than the Indenture Trustee shall have the right to withdraw funds from the Lockbox Account, and (z) the Issuer shall send notices to each Tenant (the "Tenant Direction Notice") occupying space at any Property directing them to pay all Rent and other sums due under the Lease to which they are a party into the Lockbox Account. If, notwithstanding the Tenant Direction Notice, the Issuer, the Property Manager, the Master Servicer or the Special Servicer receives any Rents or any other moneys, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the ownership or operation of the Properties at any time following the Closing Date, the Issuer hereby covenants to deposit or cause such Person to deposit all such amounts in the Lockbox Account (other than any Tenant security deposits and Tenant escrows which shall be deposited in the appropriate Escrow Account) within 48 hours of receipt by the Issuer or such Person, as the case may be. If at any time the Lockbox Account Bank terminates the Lockbox Account Agreement or otherwise resigns as Lockbox Account Bank in accordance with the terms of the Lockbox Account Agreement, the Issuer, with the Certificate Insurer's consent, shall establish a new Lockbox Account with a replacement Lockbox Account Bank, in each case meeting the requirements of this Section 3.01.

         (b) On each Business Day, the Indenture Trustee shall transfer from the Lockbox Account into the Collection Account, all amounts available therein. On any date which Tenant security deposits or Tenant escrows are on deposit in the Lockbox Account the Indenture Trustee, to the extent that the Property Manager or Issuer has notified it that such deposits are Tenant security deposits or Tenant escrows, shall transfer such amounts to the Property Manager for deposit in the appropriate Escrow Account.

         Section 3.02. Collection Account.

         (a) On or prior to the date hereof, the Indenture Trustee shall establish a segregated trust account (the "Collection Account") at its Corporate Trust Office (or such other financial institution as necessary to ensure that the Collection Account is at all times an Eligible Account) in its name, as Indenture Trustee, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Noteholders and the Issuer. The Indenture Trustee shall deposit or cause to be deposited in the Collection Account (i) all amounts remitted to the Indenture Trustee from the Property Manager in accordance with the Property Management Agreement and all amounts required to be transferred into the Collection Account pursuant to Section 3.01(b), (ii) any amounts required to be deposited in the Collection Account pursuant to Section 8.01, (iii) all income and gains from the investment of funds in the Collection Account, the Reserve Account and, to the extent provided in the Property Management Agreement, any Escrow Account, (iv) any Redemption Price paid pursuant to Section 8.02, and (v) any amounts paid under the Interest Rate Cap. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Collection Account. Funds in the Collection Account shall not be commingled with any other monies. All monies deposited from time to time in the Collection Account shall be held by and under the control of the Indenture Trustee in the Collection Account for the benefit of the Noteholders and the Issuer as herein provided and, so long as no Default is continuing, shall be invested by the Indenture Trustee in Permitted Investments in accordance with the prior written instructions of the Issuer. Any investment of amounts on deposit in the Collection Account in Permitted Investments shall mature no later than one Business Day prior to the Payment Date. Any gain on such Permitted Investments shall be added to the Collection Account and any loss shall be charged to the Collection Account. During the continuation of any Event of Default or in the absence of prior written instruction regarding investment of amount on deposit in the Collection Account, such amounts in the Collection Account shall remain uninvested.

         (b) The Indenture Trustee is authorized to make withdrawals from the Collection Account (the order set forth hereafter in this subsection (b) not constituting an order of priority for such withdrawals) (i) to make the Waterfall Payments and (ii) to withdraw any amounts deposited in the Collection Account in error.

         On each Payment Date, the Indenture Trustee shall apply all funds available in the Collection Account (net of (i) collected Monthly Lease Payments due on a date after the end of the related Collection Period and (ii) any amounts constituting Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Release Prices, Purchase Prices and Tenant Purchase Proceeds received after the end of the related Collection Period) (the "Available Amount") in the following order of priority (the "Waterfall Payments"):

               (i) (A) first, pro rata, based on amounts then due (I) to the Indenture Trustee and the Grantor Trust Trustee, any amounts due to the Indenture Trustee and the Grantor Trust Trustee (including any earned and unpaid Indenture Trustee Fees and amounts due to the Grantor Trust Trustee under Section 5.05 of the Grantor Trust Agreement) and (II) to the Certificate Insurer, the Premium Payment due for such Payment Date, and (B) second, pro rata, (I) to the Persons entitled thereto, Extraordinary Expenses (not to exceed $15,000 in any month, and $100,000 in any year unless an Event of Default or a Certificate Insurer Default is then continuing in which case such amount is uncapped), (II) to the Master Servicer or the Back-up Servicer, the Master Servicing Fee or Back-up Servicing Fee, as applicable, or to the Replacement Property Manager and the Replacement Special Servicer, if any, earned and unpaid or unreimbursed Management Fees, Special Servicer

         Compensation and Property Protection Advances and (III) to pay for any costs associated with a transfer of servicing so long as such costs are approved by the Certificate Insurer (so long as no Certificate Insurer Default is then continuing);

               (ii) to the Noteholders, in respect of interest, an amount equal to the Payable Note Interest in respect of the Notes for such Payment Date and, to the extent not previously paid, for all prior Payment Dates (plus interest on such unpaid amount at the applicable Note Interest Rate);

               (iii) to the Noteholders, in respect of principal, an amount equal to the Principal Payment Amount for such Payment Date;

               (iv) to the Certificate Insurer, any amounts due to the Certificate Insurer under the Insurance Agreement and not paid pursuant to clause (i) above;

               (v) upon the occurrence of a Cap Reserve Trigger and/or an Environmental Reserve Trigger, to the Cap Reserve Account and/or the Environmental Policy Reserve Account, the Cap Reserve Amount and/or the Environmental Reserve Amount, respectively; provided, that the Cap Reserve Amount and the Environmental Reserve Amount shall be paid pro rata, based on amounts then due, in the event that both the Cap Reserve Trigger and the Environmental Reserve Trigger have occurred;

               (vi) (A) to the Persons entitled thereto, Extraordinary Expenses not paid pursuant to clause (i) above, and (B) to the Property Manager and the Special Servicer any indemnification payments to which it is entitled under the Property Management Agreement;

               (vii) to the Property Manager and the Special Servicer pro rata based on amounts then due, to reimburse Property Protection Advances;

               (viii) to the Property Manager and the Special Servicer pro rata based on amounts then due, earned and unpaid Management Fees and Special Servicer Compensation;

               (ix) during the continuance of an Early Amortization Event or an Event of Default (including a failure to retire the Notes by the Stated Maturity), to the Noteholders, in respect of principal, the remaining Available Amount; and

               (x) so long as no Early Amortization Event or Event of Default is then continuing, to a single account of the Issuer as the Issuer may direct.

         Section 3.03. Account Collateral.

         (a) Pursuant to the Granting Clause, the Issuer has granted a first-priority security interest in favor of the Indenture Trustee in and to the Account Collateral as security for the Notes, together with all rights of a secured party with respect thereto. The Issuer shall execute any additional documents that the Indenture Trustee in its reasonable discretion may require and shall provide all other evidence reasonably requested by the Indenture Trustee to evidence or perfect the Indenture Trustee's first-priority security interest in the Account Collateral.

         (b) So long as no Event of Default shall be continuing, the Issuer shall be permitted to direct, by written direction, the investment of the funds from time to time held in the Collection Account in Permitted Investments and to sell and reinvest proceeds from the sale or liquidation of Permitted Investments in other Permitted Investments, with all such proceeds and reinvestments to be held in the Collection Account; provided, however, that the maturity of an adequate portion of the Permitted Investments on deposit in the Collection Account shall be no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to this Indenture. All income and gains from the investment of funds in the Collection Account shall be credited to the Collection Account. As between the Issuer and the Indenture Trustee, the Issuer shall treat all income, gains and losses from the investment of amounts in the Collection Account as its income or loss for federal, state and local income tax purposes and the Issuer shall receive all benefit from such income.

         (c) After the Notes and all other amounts hereunder and under the Insurance Agreement have been paid in full, each of the Lockbox Account and the Collection Account shall be closed and the balance, if any, therein shall be disbursed to the Issuer.

         Section 3.04. Lease Advances.

         The Limited Partners will have the right, but not the obligation, to make Lease Advances (without right of reimbursement) in an aggregate amount during the life of the Notes not to exceed (without the Certificate Insurer's consent) $2,674,400 in order to prevent or cure an Early Amortization Event.

         The Limited Partners shall deposit (or cause to be deposited) the amount of any such Lease Advances into the Collection Account prior to the related Determination Date, and shall simultaneously provide notice to the Indenture Trustee and the Certificate Insurer identifying the Lease(s) with respect to which such Lease Advance is being made, the amount of such Lease Advance and the aggregate amount of all Lease Advances made by the Limited Partners since the Closing Date.

         Section 3.05. Reserved.

         Section 3.06. Reserve Account.

         On or prior to the Closing Date, the Indenture Trustee will establish an account (the "Reserve Account") and the Issuer shall deposit $2,643,500 to the Reserve Account on the Closing Date. If on any Payment Date both (i) any amounts remain on deposit in the Reserve Account and (ii) any Lease under which El Chico or Spaghetti Warehouse is the Tenant is a Delinquent Lease, on the third Business Day preceding such Payment Date, the Indenture Trustee shall withdraw from the Reserve Account and deposit to the Collection Account (for distribution as part of the Available Amount on such Payment Date) an amount equal to the lesser of (i) the excess, if any, of (a) the amount to be paid pursuant to clauses (i) through (iii) of the Waterfall Payments (other than Unscheduled Principal Distributions, Liquidation Fees, Workout Fees, Property Protection Advances and any costs associated with a transfer of servicing) on such Payment Date over (b) the Available Amount for such Payment Date determined without regard to any payment to be made from the Reserve Account and (ii) the product of (a) the amount to be paid pursuant to clauses (i) through (iii) of the Waterfall Payments (other than any Unscheduled Principal Distributions, Liquidation Fees, Workout Fees, Property Protection Advances and any costs associated with a transfer of servicing) on such Payment Date multiplied by (b) a fraction, the numerator of which is the aggregate Allocated Loan Amount of all of the Properties leased to El Chico or Spaghetti Warehouse and the denominator of which is the aggregate Allocated Loan Amount of all of the Properties. On the Payment Date in July 2002 (or, if any Lease under which El Chico or Spaghetti Warehouse is the Tenant is a Delinquent Lease, the first Payment Date thereafter on which no such Leases are Delinquent Leases), the Indenture Trustee shall release any amounts remaining on deposit in the Reserve Account to the Issuer free and clear of the lien of the Indenture. In the event that prior to the Payment Date in July 2002 the Leases to El Chico and Spaghetti Warehouse become Delinquent Leases and El Chico and Spaghetti Warehouse are replaced as Tenants and the replacement Tenants make timely Monthly Lease Payments for three consecutive months, the Indenture Trustee shall release any amounts remaining on deposit in the Reserve Account to the Issuer free and clear of the lien of the Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect except as to (i) any surviving rights herein expressly provided for, including any rights of transfer or exchange of Notes herein expressly provided for, (ii) in the case of clause
(1)(B) below, the rights of the Noteholders hereunder to receive payment of the Note Principal Balance of and interest on the Notes and any other rights of the Noteholders hereunder, and (iii) the provisions of Section 4.02, when

         (1) either (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06 and (ii) Notes for which payment of money has theretofore been deposited in the Collection Account by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 6.10) have been delivered to the Note Registrar for cancellation; or (B) all such Notes not theretofore delivered to the Note Registrar for cancellation (i) have become due and payable, or (ii) will become due and payable on the next Payment Date, and in the case of clause (B)(i) or
(B)(ii) above, cash in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Note Registrar for cancellation or sufficient to pay the Note Principal Balance thereof and any interest thereon accrued to the date of such deposit (in the case of Notes which have become due and payable) or to the end of the Interest Accrual Period for the next Payment Date has been deposited with the Indenture Trustee as trust funds in trust for these purposes;

         (2) the Issuer has paid or caused to be paid all other sums payable or reasonably expected to become payable by the Issuer to the Indenture Trustee, the Grantor Trust Trustee, the Master Servicer, the Back-up Servicer, the Property Manager, the Special Servicer, the Certificate Insurer and each of the Noteholders (in each case, if any);

         (3) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

         (4) the Issuer has furnished to the Indenture Trustee a Tax Opinion with respect to the actions contemplated by this Section 4.01.

Notwithstanding the foregoing, the obligations of the Issuer to the Indenture Trustee under Section 5.04 hereof and the obligations of the Indenture Trustee to the Noteholders under Section 4.01 hereof shall survive satisfaction and discharge of this Indenture.

         Section 4.02. Application of Trust Money.

         Subject to the provisions of Section 2.10 and Section 6.10, all cash deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in the Collection Account and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture to pay the Persons entitled thereto, the interest, principal and other amounts payable on the Notes.

         Upon the satisfaction and discharge of this Indenture pursuant to
Section 4.01 of this Indenture, the Indenture Trustee shall pay to the Issuer as it shall direct by Issuer's Order all amounts, if any, held by it remaining as part of the Collateral and shall release the Lien of this Indenture and any other Security Instruments.

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

         Section 5.01. Events of Default.

         "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) if the Issuer fails to pay the Payable Note Interest on any Payment Date or fails to retire all of the Notes by the Stated Maturity or fails to pay any other amount due by it under this Indenture to the extent the Available Amount is sufficient to pay such other amount in accordance with the Waterfall Payments;

               (ii) if the Issuer transfers or encumbers all or any portion of the Properties, or if any direct or indirect interest in the Issuer is transferred or assigned, other than, in each case, as is expressly permitted under this Indenture or the other Security Documents;

               (iii) if any representation or warranty made by the Issuer (other than representations and warranties regarding the Mortgaged Properties and Leases) in any Security Document, certificate, report, financial statement or other document is false or misleading in any material respect as of the date the representation or warranty was made;

               (iv) if the Issuer or the general partner of the Issuer commences any proceeding relating to bankruptcy, insolvency, reorganization or conservatorship or makes an assignment for the benefit of creditors, or is not paying its debts as they become due or has admitted in writing its inability to pay its debts; or if a receiver, liquidator or trustee is appointed or if the Issuer or the general partner of the Issuer is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in by, the Issuer or the general partner of the Issuer, or if any proceeding for the dissolution or liquidation of the Issuer or the general partner of the Issuer is instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by the Issuer, upon the same not being discharged, stayed or dismissed within sixty (60) days;

               (v) if the Issuer is in default under any of the other terms, covenants or conditions of the Property Management Agreement, this Indenture or any of the other Security Documents for fifteen days (except for any such default that provides for a different cure period) after notice to the Issuer, in the case of any default which can be cured by the payment of a sum of money, or for thirty days after notice in the case of any other default; provided, however, that if a nonmonetary default cannot reasonably be cured within such 30-day period and the Issuer has commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same (as evidenced by Officer's Certificates of the Issuer), such 30-day period will be extended for an additional 30-day period; or

               (vii) if a claim is made on the MBIA Policy.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default should occur and be continuing, the Indenture Trustee may (with the consent of the Certificate Insurer), and at the direction of the Certificate Insurer, or if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, will be required to, declare all of the Notes to be immediately due and payable, and upon any such declaration, the aggregate principal amount of all of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, will become immediately due and payable.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) If the Issuer fails to pay all amounts due upon an acceleration of the Notes under Section 5.02 forthwith upon demand and such declaration and its consequences shall not have been rescinded and annulled, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may (with the consent of the Certificate Insurer), and at the direction of the Certificate Insurer, or if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes shall institute one or more judicial proceedings for the collection of the sums so due and unpaid, may prosecute such proceedings to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Collateral, wherever situated, or may institute and prosecute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law.

         (b) If an Event of Default occurs and is continuing, the Indenture Trustee, at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, shall proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (c) In case (x) there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Collateral, proceedings under Title 11 of the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such Person or (z) there shall be pending a comparable judicial proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee shall, at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, irrespective of whether the principal of or interest on any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, be entitled and empowered, by intervention in such proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective attorneys, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee) and of the Noteholders allowed in such proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their and its behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, their creditors and their property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective attorneys, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

         (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any related Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) In any proceedings brought by the Indenture Trustee at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         (f) In the event that the Indenture Trustee following an Event of Default hereunder institutes proceedings to foreclose on the Collateral, the Indenture Trustee shall promptly give a notice to that effect to the Issuer, the Noteholders and the Certificate Insurer.

         (g) All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Certificate Insurer and their counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

         Section 5.04. Remedies.

         If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable pursuant to Section 5.02 hereof and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may (in addition to its rights and remedies under the Security Instruments), and, at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, shall do one or more of the following:

         (a) institute, or cause to be instituted, Proceedings for the collection of all amounts then payable on or under this Indenture with respect to the Notes, whether by declaration of acceleration or otherwise, prosecute such proceedings, enforce any judgment obtained, and collect from the Collateral monies adjudged payable;

         (b) sell, or cause to be sold, the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by applicable law, provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 5.04(b) at least 10 days prior to the date fixed for such private sale;

         (c) institute, or cause to be instituted, Proceedings from time to time for the complete or partial foreclosure with respect to the Collateral;

         (d) exercise, or cause to be exercised, any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes hereunder;

         (e) maintain possession of the Collateral and, in its own name or in the name of the Issuer or otherwise, collect and otherwise receive any money or property at any time payable or receivable on account of or in exchange for any of the assets of the Collateral; and

         (f) take any other action and pursue any other remedy permitted under any Security Instrument or Security Document;

provided, however, that the Indenture Trustee, shall not, unless required by law, sell or otherwise liquidate all or any portion of the Collateral following any Event of Default except (i) in accordance with the instructions of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes or (ii) if the proceeds of such liquidation would be greater than or equal to the Note Principal Balance of the Outstanding Notes plus all accrued and unpaid interest thereon, all other amounts due under the Indenture, and all amounts owed to the Certificate Insurer.

         Section 5.05. Application of Money Collected.

         On and after the Stated Maturity or upon the occurrence of an Event of Default pursuant to which the Notes have been declared due and payable in accordance with Section 5.02 hereof and such declaration and its consequences have not been rescinded, the Indenture Trustee will apply all funds received by the Indenture Trustee in respect of the Collateral from the Issuer, pursuant to the exercise of any rights or remedies set forth in this Article V, in this Indenture or otherwise, promptly after receipt, for the purposes and in the order of priority set forth in Section 3.02(b).

         Section 5.06. Limitation on Suits.

         Except as provided in Section 5.07, no Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder.

         Section 5.07. Unconditional Right of Noteholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of interest, principal and other amounts then due on such Note on or before the Stated Maturity and the Indenture Trustee, at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, shall (or if the Indenture Trustee fails to do so, the Holder of any Note shall have the right to) institute suit for the enforcement of any such payment. The Issuer shall, however, be subject to only one consolidated lawsuit by the Noteholders, or by the Indenture Trustee on behalf of the Noteholders, for any one cause of action arising under this Indenture or otherwise.

         Section 5.08. Restoration of Rights and Remedies.

         If the Indenture Trustee has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee, the Certificate Insurer and the Noteholders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Certificate Insurer and the Noteholders shall continue as though no such proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.06, no right or remedy herein conferred upon or reserved to the Indenture Trustee, the Certificate Insurer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not Waiver.

         No delay or omission of the Indenture Trustee, the Certificate Insurer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Indenture Trustee or to the Noteholders, the Certificate Insurer may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee, the Certificate Insurer or the Noteholders, as the case may be.

         Section 5.11. Waiver of Past Defaults.

         Prior to the acceleration of the maturity of the Notes, the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, may on behalf of the Noteholders of all the Notes waive any past default hereunder and its consequences, except a default:

               (1) in the payment of principal of or interest on any Note or any other amount due to any Noteholder under this Indenture, which waiver shall require the waiver by Noteholders holding 100% in aggregate Note Principal Balance of the Outstanding Notes affected; or

               (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected, which waiver shall require the waiver by each Holder of an Outstanding Note affected;

               (3) depriving the Indenture Trustee of a lien or the benefit of a lien, as the case may be, upon any part of the Collateral, which waiver shall require the consent of the Indenture Trustee, the Certificate Insurer or such Noteholder, as the case may be; or

               (4) depriving the Indenture Trustee of any fee, reimbursement for any expense incurred, or any indemnification to which the Indenture Trustee is entitled, which waiver shall require the consent of the Indenture Trustee.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising there from shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any costs or expenses incurred by the Indenture Trustee in connection with such waiver shall be reimbursable to the Indenture Trustee from amounts on deposit in the Collection Account pursuant to Section 3.02(b) hereof.

         Section 5.12. Undertaking for Costs.

         All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses based on time expended, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer, or to any suit instituted by the Indenture Trustee or the Certificate Insurer, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate at least 25% in aggregate Note Principal Balance of Outstanding Notes or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity of such Note.

         Section 5.13. Waiver of Stay or Extension Laws.

         The Issuer hereby covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

         Section 5.14. Sale of Collateral.

         (a) The power to effect any public or private sale of any portion of the Collateral pursuant to Section 5.04 hereof shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until either the entire Collateral shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. At the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, the Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section 6.04 of this Indenture.

         The foregoing provisions of this Section 5.14 shall not preclude or limit the ability of the Indenture Trustee to purchase all or any portion of the Collateral at any sale, public or private, and the purchase by the Indenture Trustee of all or any portion of the Collateral at any sale shall not be deemed a sale or disposition thereof for purposes of this Section 5.14(a).

         (b) In connection with a sale of all or any portion of the Collateral:

               (i) any Holder or Holders of Notes or the Certificate Insurer may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriate stamped to show such partial payment;

               (ii) the Indenture Trustee shall execute and deliver, without recourse, an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof;

               (iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey, through the use of agents or otherwise and at the expense of the Issuer, the Issuer's interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale; and

               (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.15. Action on Notes.

         The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Certain Duties and Responsibilities.

         The Issuer hereby irrevocably constitutes and appoints the Indenture Trustee and any Responsible Officer thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of the Issuer and in the name of the Issuer or in its own name or in the name of a nominee, from time to time in the Indenture Trustee's discretion, for the purpose of enforcing the rights, powers and remedies, but not the exercise of obligations, of the Issuer and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture, all as set forth in this Section.

         (a) The rights, duties and liabilities of the Indenture Trustee in respect of this Indenture shall be as follows:

               (i) The Indenture Trustee shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture that it may deem advisable in order to enforce the provisions hereof or to take any action with respect to a default or an Event of Default hereunder, or to institute, appear in or defend any suit or other proceeding with respect hereto, or to protect the interests of the Noteholders and the Certificate Insurer. The Indenture Trustee shall not be answerable or accountable except for its own bad faith, willful misconduct or negligence. The Issuer shall prepare and file or cause to be filed, at the Issuer's expense, a UCC Financing Statement, describing the Issuer as debtor, the Indenture Trustee as secured party and the Collateral as the collateral, in all appropriate locations promptly following the initial issuance of the Notes, and the Issuer shall prepare and file at each such office, continuation statements with respect thereto, in each case within six months prior to each fifth anniversary of the original filing. The Indenture Trustee shall be under no affirmative duty to determine the sufficiency of such UCC Financing Statements or to determine whether they have been filed in all appropriate locations. The Issuer is hereby authorized and obligated to make, at the expense of the Issuer, all required filings and refilings of which the Issuer becomes aware, necessary to preserve the liens created by this Indenture as provided herein. The Indenture Trustee shall not be required to take any action to exercise or enforce the trusts hereby created (and shall not take any such action except as directed by the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes) which, in the opinion of the Indenture Trustee, shall be likely to involve expense or liability to the Indenture Trustee, unless the Indenture Trustee shall have received an agreement satisfactory to it in its sole reasonable discretion to indemnify it against such liability and expense. Except as otherwise expressly provided herein, the Indenture Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements contained herein, or in any other instruments to be performed or observed by the Issuer.

               (ii) Subject to the other provisions of this Article VI, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provisions of this Indenture, shall examine them to determine whether they are on their face in the form required by this Indenture to the extent expressly set forth herein. If any such instrument is found on its face not to conform to the requirements of this Indenture in a material manner, the Indenture Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Indenture Trustee's reasonable satisfaction, the Indenture Trustee will provide notice thereof to the Noteholders and the Certificate Insurer. The Indenture Trustee shall not be under any duty to independently verify the accuracy or contents of any such item. The Indenture Trustee shall not incur any liability in acting upon any signature, notice, request, consent, certificate, opinion, or other instrument reasonably believed by it to be genuine. In administering the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers or perform any of its obligations hereunder directly or through its agents or attorneys, provided that it shall remain liable for the acts of all such agents and attorneys. The Indenture Trustee may, at its own expense (except as otherwise provided in Section 6.04), consult with counsel, accountants and other professionals to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person nor for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

               (iii) The Indenture Trustee shall not have any duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument or other document (including any

         UCC Financing Statements), or any amendments or supplements to any of said instruments or to determine if any such instrument or other document is in a form suitable for recording, filing or registration, and the Indenture Trustee shall not have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith.

               (iv) Whenever in performing its duties hereunder, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may, in the absence of bad faith on the part of the Indenture Trustee, rely upon (unless other evidence in respect thereof be specifically prescribed herein) an Officer's Certificate of the Issuer, and such Officer's Certificate shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it on the faith thereof.

               (v) The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited monies or of any property or securities or the proceeds thereof that shall be released or withdrawn in accordance with the provisions hereof or of any property or securities or the proceeds thereof that shall be released from the lien hereof or thereof in accordance with the provisions hereof or thereof and the Indenture Trustee shall not have any liability for the acts of other parties that are not in accordance with the provisions.

         (b) The rights, duties and liabilities of the Indenture Trustee in respect of the Collateral and this Indenture, in addition to those set forth in
Section 6.01(a), shall be as follows:

               (i) subject to Section 6.01(c), the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) the Indenture Trustee may, in the absence of bad faith on its part, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture, to the extent expressly set forth herein.

         (c) Subject to Section 5.11, in case an Event of Default known to the Indenture Trustee with respect to the Notes has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs (it being the intent that the Indenture Trustee will undertake actions with respect to the Notes only at the direction of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes).

         (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

               (i) this subsection shall not be construed to limit the effect of subsections (a), (b) or (c) of this Section;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes; and

               (iv) the Indenture Trustee shall not be charged with knowledge of a default in the observance of any covenant contained in Section 10.06 unless either (i) a Responsible Officer of the Indenture Trustee shall have actual knowledge of such default or (ii) written notice of such default shall have been given by the Issuer, the Certificate Insurer or by any Noteholder to and received by a Responsible Officer of the Indenture Trustee.

         Section 6.02. Notice of Defaults.

         (a) The Indenture Trustee, promptly but not later than five (5) Business Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge of the occurrence of any Default or Event of Default under this Indenture, shall notify the Issuer, the Certificate Insurer and the Noteholders of any such Default or Event of Default, unless all such defaults known to the Indenture Trustee shall have been cured before the giving of such notice or unless the same is rescinded and annulled, or waived pursuant to Section 5.01 or
Section 5.11.

         (b) The Indenture Trustee also agrees, promptly but no later than five
(5) Business Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge of the occurrence of any event of default under the Property Management Agreement, to notify the Issuer, the Certificate Insurer and the Noteholders of such event of default.

         Section 6.03. Certain Rights of Indenture Trustee.

         Subject to the provisions of this Indenture, in connection with this
Indenture:

         (a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties as may be required by such party or parties pursuant to the terms of this Indenture;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the board of managers of the General Partner of the Issuer may be sufficiently evidenced by a Resolution;

         (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Certificate Insurer or any of the Noteholders pursuant to this Indenture, unless the Certificate Insurer or such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee, provided that it shall remain liable for the acts of all such attorneys and agents;

         (h) the Indenture Trustee shall not be required to provide any surety or security of any kind in connection with the execution or performance of its duties hereunder; and

         (i) except with respect to the representations made by it in Section 6.06, the Indenture Trustee shall not make any representations as to the validity or sufficiency of this Indenture.

         Section 6.04. Compensation and Reimbursement.

         (a) Subject to Section 6.04(b), the Issuer hereby agrees:

             (1) to cause to be paid, from amounts on deposit in the Collection Account or otherwise from the proceeds of the Collateral to the Indenture Trustee, in accordance with Section 3.02(b) hereof, monthly the Indenture Trustee Fee as compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (2) to reimburse, indemnify and hold harmless, from amounts on deposit in the Collection Account or otherwise from the proceeds of the Collateral, in accordance with Section 3.02(b) hereof, the Indenture Trustee, and any director, officer, employee, agent, Affiliate or Control Person of the Indenture Trustee for any loss, liability, expense or disbursements (including without limitation costs and expenses of litigation, and of investigation, reasonable counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act (including any actions taken by the Indenture Trustee or its agents pursuant to Article V) or omission on the part of the Indenture Trustee with respect to this Indenture, the Collateral or the Notes (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties, or as may arise from a breach of any representation or warranty of the Indenture Trustee set forth herein). The foregoing indemnification shall survive the termination of this Indenture.

         With respect to any third party claim in which the Indenture Trustee is not adverse to the Issuer, the Certificate Insurer, or the Noteholders:

                  (i) the Indenture Trustee shall give the Issuer, the
             Certificate Insurer and the Noteholders written notice thereof promptly after the Indenture Trustee shall have knowledge thereof;

                  (ii) while maintaining control over its own defense, the
             Indenture Trustee shall cooperate and consult fully with the Issuer and the Certificate Insurer or, if a Certificate Insurer Default is then continuing, the Noteholders in preparing such defense; and

                  (iii) notwithstanding the foregoing provisions of this Section
             6.04(a), so long as no Default or Event of Default is occurring, the Indenture Trustee shall not be entitled to reimbursement out of the Lockbox Account for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer and the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes.

         The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 6.04(a); provided, however, that (subject to Sections 6.04(b) and 6.04(c)) nothing in this Section 6.04 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture in the event of the Issuer's failure to pay any sums due the Indenture Trustee pursuant to this Section 6.04.

         (b) The obligations of the Issuer set forth in Section 6.04(a) are nonrecourse obligations solely of the Issuer and will be payable only from amounts on deposit in the Collection Account or otherwise from the proceeds of the Collateral with respect to the Notes. The Indenture Trustee hereby agrees that it has no rights or claims against the Issuer directly and shall only look to the Collateral to satisfy the Issuer's obligations under Section 6.04(a). The Indenture Trustee also hereby agrees not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of the Issuer.

         (c) Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes, the Indenture Trustee shall have, as security for the performance by the Issuer of its obligations under this Section 6.04, a lien ranking senior to the lien of the Notes upon all property and funds held or collected as part of the Collateral. The Indenture Trustee shall not institute any proceeding seeking the enforcement of such lien against the Collateral unless such proceeding is in connection with a proceeding in accordance with Article V hereof for enforcement of the lien of this Indenture for the benefit of the Noteholders after the occurrence of an Event of Default and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled.

         Section 6.05. Corporate Indenture Trustee Required; Eligibility.

         The Issuer hereby agrees, for the benefit of the Noteholders and the Certificate Insurer, that there shall at all times be an Indenture Trustee hereunder which shall be a bank (within the meaning of Section 2(a)(5) of the 1940 Act) organized and doing business under the laws of the United States or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority, and is otherwise acceptable to the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Indenture Trustee shall at all times meet the requirements of
Section 26(a)(1) of the 1940 Act and shall in no event be an Affiliate of the Issuer or an Affiliate of any Person involved in the organization or operation of the Issuer or be directly or indirectly controlled by the Issuer. If at any time a Responsible Officer of the Indenture Trustee becomes aware that the Indenture Trustee has ceased to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6.06. Authorization of Indenture Trustee.

         The Indenture Trustee represents and warrants as to itself: that it is duly authorized under applicable Federal law and the law of the state of its organization, its charter and its by-laws to execute and deliver this Indenture, and to perform its obligations hereunder, including, without limitation, that it is duly authorized to accept the Grant to it for the benefit of the Noteholders of the Collateral and is authorized to authenticate the Notes, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained.

         Section 6.07. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation, bank, trust company or association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or association succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation, bank, trust company or association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 6.08. Resignation and Removal; Appointment of Successor.

         (a) No removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until (i) the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 6.09 and the acceptance by appointment of a successor Grantor Trust Trustee in accordance with the applicable requirements of the Grantor Trust Agreement and (ii) repayment to the predecessor Indenture Trustee of all unpaid fees and expenses. No resignation of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this article shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 6.09. Promptly upon such resignation, the predecessor Indenture Trustee shall be reimbursed for all unpaid fees and expenses.

         (b) The Indenture Trustee and the Grantor Trust Trustee, acting jointly, may resign at any time by giving written notice thereof to the Issuer, the Noteholders and the Certificate Insurer. If the respective instruments of acceptance by a successor Indenture Trustee required by Section 6.09 and Grantor Trust Trustee required by the Grantor Trust Agreement shall not have been delivered to each such party within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee and Grantor Trust Trustee may petition any court of competent jurisdiction for the appointment of its successor.

         (c) The Indenture Trustee may be removed at any time by the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, and any costs associated with such removal shall be borne by the Issuer if such removal is without cause.

         (d) If at any time:

               (i) the Indenture Trustee shall cease to be eligible under
         Section 6.05 or the Grantor Trust Trustee shall cease to be eligible under the Grantor Trust Agreement, or the representations of the Indenture Trustee in Section 6.06 or the representations of the Grantor Trust Trustee in the Grantor Trust Agreement shall prove to be untrue in any material respect, and the Indenture Trustee or the Grantor Trust Trustee shall fail to resign after written request therefor by the Issuer or Noteholders of 10% of the aggregate Note Principal Balance of the Outstanding Notes; or

               (ii) the Indenture Trustee or the Grantor Trust Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or the Grantor Trust Trustee or their property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or the Grantor Trust Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes, may remove both the Indenture Trustee and the Grantor Trust Trustee or (ii) subject to Section 5.12, any Noteholder may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the Grantor Trust Trustee and the appointment of a successor Indenture Trustee and the Grantor Trust Trustee.

         (e) If the Indenture Trustee or the Grantor Trust Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee or the Grantor Trust Trustee for any cause, the Issuer (with the consent of the Certificate Insurer, unless a Certificate Insurer Default is then continuing) shall promptly remove both the Indenture Trustee and the Grantor Trust Trustee and appoint a successor Indenture Trustee and the Grantor Trust Trustee who shall comply with the applicable requirements of Section 6.09.

         If, within 30 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee and the Grantor Trust Trustee shall have been so appointed and accepted appointment in the manner required by Section 6.09, the resigning Indenture Trustee and the Grantor Trust Trustee may, on each of its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) The Issuer shall give notice of any resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee and the Grantor Trust Trustee by giving notice of such event to the Certificate Insurer and the Noteholders. Each notice shall include the names of the successor Indenture Trustee and the Grantor Trust Trustee and the addresses of their Corporate Trust Office.

         Section 6.09. Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee and Grantor Trust Trustee so appointed shall execute, acknowledge and deliver to the Issuer, the Certificate Insurer and to the retiring Indenture Trustee and Grantor Trust Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee and Grantor Trust Trustee shall become effective and such successor Indenture Trustee and Grantor Trust Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee and Grantor Trust Trustee; but, on the request of the Issuer, the Certificate Insurer or the successor Indenture Trustee and Grantor Trust Trustee, such retiring Indenture Trustee and Grantor Trust Trustee shall, upon payment of each of its fees, execute and deliver an instrument transferring to such successor Indenture Trustee and Grantor Trust Trustee all the rights, powers and trusts of the retiring Indenture Trustee and Grantor Trust Trustee, shall duly assign, transfer and deliver to such successor Indenture Trustee and Grantor Trust Trustee all property and money held by such retiring Indenture Trustee and Grantor Trust Trustee hereunder, shall take such action as may be requested by the Issuer or the Certificate Insurer to provide for the appropriate interest in the Collateral to be vested in such successor Indenture Trustee, but shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing.

         Upon request of any such successor Indenture Trustee, the Issuer or the Certificate Insurer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee (i) shall be qualified and eligible under this Article and (ii) is acceptable to the Certificate Insurer or, if a Certificate Insurer Default is then continuing, Holders representing a majority of the Note Principal Balance of the Outstanding Notes.

         Section 6.10. Unclaimed Funds.

         The Indenture Trustee is required to hold any payments received by it with respect to the Notes that are not paid to the Noteholders in trust for the Noteholders. Notwithstanding the foregoing, and subject to applicable abandoned property law, at the expiration of two years following the Final Payment Date for the Notes, any monies set aside in accordance with Section 2.10(b) for payment of principal, interest and other amounts on such Notes remain unclaimed by any lawful owner thereof, such unclaimed funds and, to the extent required by applicable law, any accrued interest thereon shall be remitted to the Issuer to be held in trust by the Issuer for the benefit of the applicable Noteholder until distributed in accordance with applicable law, and all liability of the Indenture Trustee with respect to such money shall thereupon cease; provided, that the Indenture Trustee, before being required to make any such repayment, may, at the expense of the applicable Noteholder, payable out of such unclaimed funds, to the extent permitted by applicable law, and otherwise at the expense of the Issuer, cause to be published at least once but not more than three times in two newspapers in the English language customarily published on each Business Day and of general circulation, in New York, New York, a notice to the effect that such monies remain unclaimed and have not been applied for the purpose for which they were deposited, and that after a date specified therein, which shall be not less than 30 days after the date of first publication of said notice, any unclaimed balance of such monies then remaining in the hands of the Indenture Trustee will be paid to the Issuer upon their written directions to be held in trust for the benefit of the applicable Noteholder until distributed in accordance with applicable law. Any successor to the Issuer through merger, consolidation or otherwise or any recipient of substantially all the assets of the Issuer in a liquidation of the Issuer shall remain liable for the amount of any unclaimed balance paid to the Issuer pursuant to this Section 6.10.

         Section 6.11. Illegal Acts.

         No provision of this Indenture or any amendment or supplement hereto shall be deemed to impose any duty or obligation on the Indenture Trustee to do any act in the performance of its duties hereunder or to exercise any right, power, duty or obligation conferred or imposed on it, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Indenture Trustee.

         Section 6.12. Communications by the Indenture Trustee.

         The Indenture Trustee shall send to the Issuer, within one Business Day after the Stated Maturity thereof, if any principal of or interest on such Notes due and payable hereunder is not paid, a written demand for payment thereof.

         Section 6.13. Separate Indenture Trustees and Co-Trustees.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting legal requirements applicable to it in the performance of its duties hereunder, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any of the Collateral subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request. A separate trustee or co-trustee appointed pursuant to this Section 6.13 need not meet the eligibility requirements of Section 6.05.

         (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

               (i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

               (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

               (iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

         (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for (i) the appropriate interest in the Collateral to be vested in such separate trustee or co-trustee, (ii) the execution and delivery of any transfer documentation or Note powers that may be necessary to give effect to transfer of the Collateral to the co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture.

         (d) Any notice, request or other writing, by or on behalf of any Noteholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

         (e) Although co-trustees may be jointly liable, no co-trustee or separate trustee shall be severally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder.

         Section 6.14. Execution of Security Documents.

         The Indenture Trustee is hereby authorized and directed to execute and deliver, in its capacity as Indenture Trustee hereunder, the Property Management Agreement, and such of the other Security Documents as by their terms contemplate or call for the signature of the Indenture Trustee (and any ancillary documents or instruments called for or contemplated by the terms thereof to be executed by the Indenture Trustee). The execution and delivery thereof by the Indenture Trustee shall not indicate or imply that the Indenture Trustee has reviewed or evaluated, or that it is under any duty or responsibility to review or evaluate, the terms or contents thereof (including any evaluations on behalf of Noteholders with regard to the sufficiency, validity, or enforceability thereof); and it is hereby expressly acknowledged that the Indenture Trustee is under no such duty or responsibility.

                                   ARTICLE VII

                             REPORTS TO NOTEHOLDERS

         Section 7.01. Reports to Noteholders. The Indenture Trustee will forward the monthly reports prepared by the Property Manager and delivered to the Indenture Trustee, to the Grantor Trust Trustee who will, in accordance with
Section 3.06 of the Grantor Trust Agreement, make such reports, along with the Statement to Certificateholders, available to each Certificateholder, the Certificate Insurer, the Property Manager, and, if requested, any potential investor in the Notes.

         Section 7.02. Access to Certain Information.

         (a) The Indenture Trustee shall afford to the Property Manager, the Grantor Trust Trustee, the Certificate Insurer and any Holder or Holders of Notes, and to any banking or insurance regulatory authority that may exercise authority over any Noteholder, reasonable access to any documentation regarding the Collateral within its control that may be required to be provided by this Indenture or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Indenture Trustee designated by it.

         (b) The Indenture Trustee shall maintain at its Corporate Trust Office and shall deliver, upon request, to the Issuer, the Certificate Insurer and, subject to the succeeding paragraph, any Noteholder or Person identified to the Indenture Trustee as a prospective transferee of a Note or an interest therein (at the reasonable written request), copies of the following items (to the extent that such items have been delivered to the Indenture Trustee or the Indenture Trustee can cause such items to be delivered to it without expense or unreasonable burden): (i) this Indenture, the Property Management Agreement, the Grantor Trust Agreement, the Environmental Indemnity, the Interest Rate Cap and any amendments hereto or thereto; (ii) all reports prepared by, and all reports delivered to, the Indenture Trustee, the Grantor Trust Trustee, the Master Servicer, the Special Servicer or the Property Manager since the Closing Date;
(iii) all Officer's Certificates delivered by the Master Servicer, the Special Servicer or the Property Manager since the Closing Date pursuant to the Property Management Agreement and all Officer's Certificates delivered by the Issuer since the Closing Date pursuant to this Indenture; (iv) all reports, statements, certifications, notices or other documents caused to be delivered by the Master Servicer, the Special Servicer or the Property Manager to the Indenture Trustee since the Closing Date and (v) all modifications, waivers and amendments of the terms of this Indenture and any other Security Documents entered into and delivered to the Indenture Trustee. The Indenture Trustee shall make available copies of any and all of the foregoing items upon written request of any party set forth in the previous sentence. However, the Indenture Trustee shall be permitted to require of such party the payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies as are requested by such party.

             The Indenture Trustee will make available, upon reasonable advance written notice and at the expense of the requesting party, copies of the above items to any Noteholder and to prospective purchasers of Notes; provided, that, as a condition to making such items available, the Indenture Trustee shall require (a) in the case of Noteholders, a confirmation executed by the requesting Person substantially in the form of Exhibit D-1 hereto generally to the effect that such Person is a Noteholder, is requesting the information solely for use in evaluating such Person's investment in the related Notes and will otherwise keep such information confidential and (b) in the case of a prospective purchaser, confirmation executed by the requesting Person and such Person's prospective transferor substantially in the form of Exhibit D-2 hereto generally to the effect that such Person is a prospective purchaser of Notes, is requesting the information solely for use in evaluating a possible investment in such Notes and will otherwise keep such information confidential.

         (c) The Indenture Trustee shall not be liable for any dissemination of information made in accordance with Section 7.02(a) or (b), nor for the accuracy of any such information not prepared by the Indenture Trustee, nor for the sufficiency of such information for any purpose.

                                  ARTICLE VIII

                 PROPERTY RELEASES, REDEMPTION AND SUBSTITUTION

         Section 8.01. Property Releases. Subject to the terms and conditions set forth herein, the Issuer shall have the right, from time to time, on any Payment Date, to obtain a release (a "Property Release") of a Property (a "Released Property") from the lien of this Indenture and the related Security Instrument in connection with (A) the repurchase or substitution of a Property by USRPO in accordance with the Contribution Agreement (a "Seller Release"), (B) the repurchase or substitution by the Property Manager of a Property leased under a Delinquent Lease or a Defaulted Lease in accordance with the Property Management Agreement (a "Property Manager Release"), (C) the purchase of a Property by a Tenant under a Tenant Purchase Option (a "Tenant Release"), (D) the sale of a property by the Issuer to a Person other than the Issuer or its general partner in accordance with Section 8.03(b) (an "Issuer Release"), or (E) the substitution of a Property by the Limited Partners in accordance with
Section 8.03(b) (a "Partner Release"). In the event that the Issuer seeks to release a Property from the lien of this Indenture and the related Security Instrument in connection with any of the foregoing, the Indenture Trustee shall release such Property from the lien of this Indenture and the related Security Instrument (and upon the Property Manager's written request and certification as to the satisfaction of the requirements of this Section, the Indenture Trustee shall execute and deliver to the Property Manager such instruments and other documents, prepared by the Property Manager, as the Property Manager may request in order to effectuate such Property Release), but only upon receipt by the Indenture Trustee of the following:

         (a) At least fifteen (15) days but no more than ninety (90) days prior to the Payment Date on which the Issuer is requesting such Property Release, a written notice of the Issuer in the form attached hereto as Exhibit E (a "Request for Release"), which includes an Officer's Certificate of the Issuer certifying that the requirements set forth in Sections 8.01(f) through (j) shall be true after giving effect to such transfer and on which the Indenture Trustee may conclusively rely;

         (b) At least five (5) Business Days prior to such Property Release notice of prepayment with respect to any Release Amount applicable to the related Released Property;

         (c) A wire transfer into the Collection Account of immediately available federal funds in an amount equal to the sum of any Release Amount and any other amounts owing to the Indenture Trustee in connection with the Released Property;

         (d) Such documents, certificates and assurances that the Indenture Trustee shall reasonably request to evidence and confirm that such Property Release complies with the provisions of this Section 8.01;

         (e) Payment of all of the Indenture Trustee's reasonable costs and expenses, including reasonable counsel fees and disbursements incurred in connection with the Property Release and the review and approval of the documents and information required to be delivered in connection therewith ("Property Release Expenses");

         (f) With respect to (i) any Property Manager Release or Partner Release that will result in the aggregate Appraised Value of all Properties released in connection with substitutions by the Property Manager and the Limited Partners since the Closing Date exceeding 10% of the initial Total Appraised Value of the Properties or (ii) any Seller Release in connection with the substitution of a Defective Property in accordance with the Contribution Agreement, the written consent of the Certificate Insurer to such Property

Release, which consent is subject to the payment of $5,000 per substitution request to the Certificate Insurer; provided, further, that prior to such substitutions exceeding 10% of the initial Total Appraised Value of the Properties, the Certificate Insurer shall have the right to audit any substitutions by the Property Manager and the Limited Partners once every six months to confirm that the substitutions made since the prior audit (if any) satisfy the requirements of this Section 8.01. The cost of any such audit shall be paid by the Property Manager or the Limited Partners as the case may be;

         (g) With respect to any Property Release in connection with the substitution of a Substitute Property, (i) certification by the Property Manager that the Substitute Property is a Qualified Substitute Property, and (ii) all documentation necessary to create a valid and enforceable first priority lien on the Substitute Property in favor of the Indenture Trustee, including, without limitation, all of the documents constituting the related Lease File with respect to such Substitute Property;

         (h) With respect to any Property Release in connection with a substitution by the Property Manager or the Limited Partners, (i) confirmation from S&P that the proposed substitution will not result in a downgrade, qualification or withdrawal of the ratings then assigned to the Grantor Trust Certificates (without regard to the MBIA Policy) and (ii) following 15 business days notice to Moody's of a proposed substitution, no notice from Moody's that such substitution will result in a downgrade, qualification or withdrawal of the ratings then assigned to the Grantor Trust Certificates (without regard to the MBIA Policy) if either (x) such proposed substitution would result in the aggregate Appraised Value of all Released Properties for which substitutions were made exceed 5% of the initial Total Appraised Value of the Properties or
(y) such proposed substitution would increase any of the highest five Tenant concentrations above its concentration as of the Closing Date;

         (i) After giving effect to any such Property Release in connection with a substitution by the Limited Partners or the Property Manager, the aggregate Appraised Value of all Released Properties substituted for by either the Limited Partners or the Property Manager does not exceed either (A) $50,908,712 since the Closing Date or (B)(I) in the case of the Limited Partners $10,181,742 and
(II) in the case of the Property Manager $25,454,356, in each case during any 12 month period; and

         (j) After giving effect to any such Property Release related to an Issuer Release in connection with a sale of a Property by the Issuer, the Remaining Pool Criteria are satisfied and any Early Amortization Event does not exist; provided that the aggregate Appraised Value of all such Released Properties related to Issuer Releases in any 12 month period may not exceed 10% of the Total Appraised Value of the Properties as of the Cut-off Date.

         Section 8.02. Redemption of the Notes.

         At any time following the Payment Date in August 2003, the Notes may be redeemed by the Issuer in whole but not in part upon not less than five (5) Business Days' prior irrevocable written notice to the Indenture Trustee specifying the date of redemption, by paying the applicable Redemption Price, together with any costs and expenses relating to such redemption including any fee payable upon redemption to the Certificate Insurer pursuant to the Premium Letter.

         Section 8.03. Sale by Issuer or Substitution by the Limited Partners.

         Subject to the satisfaction of the applicable conditions set forth in
Section 8.01, (a) the Issuer shall have the right at any time prior to the termination of this Indenture to cause to be released from the lien of this Indenture any Property in connection with the sale or transfer of such Property to a Person other than the Issuer or its general partner by payment of an amount equal to the Release Price of any such Property, and (b) the Limited Partners shall have the right at any time prior to the termination of this Indenture to substitute a Qualified Substitute Property for any Property, provided that no Event of Default under this Indenture, the Security Instrument or any other Security Document has occurred and is continuing. The Issuer or Limited Partners, as applicable, shall provide the Issuer, the Indenture Trustee and the Certificate Insurer with written notice of their intent to sell or substitute any such Property at least 15 days but no more than ninety (90) days prior to the Payment Date on which the Issuer or Limited Partners, as applicable, shall sell or substitute such Property. On or prior to the dates specified in Section 8.01, the Issuer or the Limited Partners, as applicable, shall deliver to the Indenture Trustee all documents required to be delivered to the Indenture Trustee under Section 8.01 with respect to such sale or substitution and shall pay to the Indenture Trustee by wire transfer of immediately available funds all amounts required to be paid in connection with such purchase or substitution, including, without limitation, the Release Amount, if applicable, and the related Property Release Expenses. Any Released Property conveyed by the Issuer, including to the Limited Partners, hereunder shall be conveyed without recourse, representation or warranty of any kind.

                                   ARTICLE IX

                       SUPPLEMENTAL INDENTURES; AMENDMENTS

         Section 9.01. Supplemental Indentures or Amendments Without Consent of Noteholders.

         Without the consent of the Noteholders but with the consent of the Certificate Insurer, unless a Certificate Insurer Default is then continuing, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes, the Property Management Agreement, the Contribution Agreement or any other Security Document, for any of the following purposes:

               (1) to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee so long as the interests of the Noteholders would not be adversely affected;

               (2) to correct any manifestly incorrect description, or amplify the description, of any property subject to the lien of this Indenture;

               (3) to modify the Indenture, the Property Management Agreement, the Contribution Agreement or any other Security Document so long as the interests of the Noteholders would not be adversely affected;

               (4) to add to the covenants of the Issuer or any other Person for the benefit of the Noteholders or to surrender any right or power herein or therein conferred upon the Issuer;

               (5) to add any additional events of default hereunder or under the Property Management Agreement or any other Security Document, provided such action shall not adversely affect the interests of the Noteholders;

               (6) to evidence and provide for the acceptance of appointment by a successor Indenture Trustee, the Grantor Trust Trustee, Master Servicer, Back-up Servicer, Special Servicer or Property Manager; or

               (7) to correct any typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in the Notes, the Property Management Agreement, the Contribution Agreement or any other Security Document provided such action shall not adversely affect the interests of the Noteholders.

         No such supplemental indenture or amendment shall be effective unless
(i) the Issuer obtains a Tax Opinion and an Opinion of Counsel to the effect that such supplemental indenture or amendment would not cause any of the Notes to be characterized other than as indebtedness for federal income tax purposes or cause any of the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation Section 1.001-3, and furnished each such Opinion of Counsel to the Indenture Trustee in connection therewith and
(ii) the party requesting such supplemental indenture or amendment furnishes to the Indenture Trustee and the Issuer an opinion of counsel that, where required above, such action will not adversely affect the interests of Noteholders.

         Section 9.02. Supplemental Indentures With Consent of Noteholders.

         With the consent of the Noteholders of not less than 66 2/3% in aggregate Note Principal Balance of the Outstanding Notes and with the consent of the Certificate Insurer, unless a Certificate Insurer Default is then continuing, the Issuer and the Indenture Trustee may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes, the Contribution Agreement or the Property Management Agreement, for the purpose of adding any provisions hereto or thereto, changing in any manner or eliminating any of the provisions hereof or thereof or modifying in any manner the rights of the Noteholders hereunder or thereunder; provided that no such supplemental indenture or amendment shall be effective unless the Issuer obtains a Tax Opinion and obtain an Opinion of Counsel to the effect that such supplemental indenture or amendment would not cause any of the Notes to be characterized other than as indebtedness for federal income tax purposes or cause any of the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation 1.001-3 and, furnish each such Opinion of Counsel to the Indenture Trustee in connection therewith; and provided, further, that no such supplemental indenture or amendment shall, without the consent of the Noteholders of 100% in aggregate Note Principal Balance of the Outstanding Notes affected thereby,

               (1) change the Stated Maturity or the Payment Date of any principal, interest or other amount on any Note, or reduce the Note Principal Balance thereof or the Note Interest Rate thereon, or authorize the Indenture Trustee to agree to delay the timing of, or reduce the payments to be made on or in respect of, the Notes, or change the coin or currency in which the principal of any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

               (2) reduce the percentage of the then aggregate Note Principal Balance of the Outstanding Notes, the consent of whose Noteholders is required for any such supplemental

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         indenture or amendment, or the consent of whose Noteholders is required for any waiver of defaults hereunder and their consequences provided for in this Indenture, or for any other reason under this Indenture (including for actions taken by the Indenture Trustee pursuant to Section 6.01(a) hereof);

               (3) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 10.01;

               (4) except as otherwise expressly provided in this Indenture, deprive any Noteholder of the benefit of a first priority security interest in the Collateral as provided in this Indenture;

               (5) modify Section 2.10; or

               (6) release from the lien of the Indenture (except as specifically permitted hereby on the date of execution hereof) all or any part of the Collateral.

         It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 9.03. Delivery of Supplements and Amendments.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable from amounts on deposit in the Collection Account or otherwise out of the proceeds of Collateral pursuant to Section 6.04, shall furnish a notice setting forth in general terms the substance of such supplemental indenture or amendment to each Noteholder at the address for such Noteholder set forth in the Note Register.

         Section 9.04. Execution of Supplemental Indentures, etc.

         In executing, or accepting the additional trusts created by, any supplemental indenture or amendment permitted by this Article or in accepting the modifications thereby of the trusts created by this Indenture or in giving any consent to any modification of any Note under Section 6.01(a) hereunder, the Indenture Trustee shall be entitled to receive, at the Issuer's expense payable from amounts on deposit in the Collection Account or otherwise out of the proceeds of Collateral pursuant to Section 6.04, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture, amendment or modification is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment or consent to any such modification which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                    ARTICLE X

                              COVENANTS; WARRANTIES

         Section 10.01. Maintenance of Office or Agency.

         The Issuer shall maintain or cause to be maintained an office or agency in the continental United States where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer shall give prompt written notice to the Indenture Trustee, the Certificate Insurer and the Noteholders of the location, and any change in the location, of such office or agency.

         Section 10.02. Existence.

         Subject to Section 10.08, the Issuer will keep in full effect its existence, rights and franchises under the laws of its jurisdiction of organization.

         Section 10.03. Payment of Taxes and Other Claims.

         The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on the tax returns filed by the Issuer, except any such taxes, assessments, governmental charges or claims which the Issuer is in good faith contesting in appropriate proceedings and with respect to which reserves are established if required in accordance with GAAP, provided, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Collateral. The Indenture Trustee is authorized upon direction from the Property Manager to pay out of the Collection Account, prior to making any other payments, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Collateral.

         Section 10.04. Validity of the Notes; Title to the Collateral; Lien.

         (a) The Issuer represents and warrants that the Issuer is duly authorized under applicable law to create and issue the Notes, and the Issuer represents and warrants that it is duly authorized under applicable law to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Collateral which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Notes, when issued, will be, and this Indenture and such other documents are, valid and legally binding obligations of the Issuer and enforceable in accordance with their terms.

         (b) The Issuer represents and warrants that, immediately prior its Grant of the Collateral provided for herein, it had good title to, and was the sole owner of, each Property, free and clear of any pledge, lien, encumbrance or security interest other than Permitted Exceptions.

         (c) The Issuer represents and warrants that, upon the issuance of the Notes, the Indenture Trustee has a valid and enforceable first priority security interest in the Collateral, subject only to Permitted Exceptions.

         (d) The Issuer represents and warrants that the Indenture is not required to be qualified under the 1939 Act and that the Issuer is not required to be registered as an "investment company" under the 1940 Act.

         (e) The Issuer represents and warrants that the execution, delivery and performance of the Notes, the Indenture, the Property Management Agreement, the Security Instruments and the other Security Documents, (i) are within the power and authority of the Issuer; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals and consents, organizational, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or governmental authority, the partnership agreement of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it or any of its assets or the Properties are or may be bound or affected;
(v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created by the Security Documents; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of the Security Instruments in appropriate land records in the State where the Properties are located and except for Uniform Commercial Code filings relating to the security interest created hereby).

         (f) The Issuer represents and warrants that the Notes, the Indenture, the Property Management Agreement, the Security Instruments and the other Security Documents constitute the legal, valid and binding obligations of Issuer.

         (g) The Issuer represents and warrants that there is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of the Issuer's knowledge, threatened or contemplated against, or affecting, the Issuer, or any of the Properties that in the case of any of the Properties could result in a judgment of more than $25,000 with respect to any one such action, suit or proceeding or $1,000,000 in the aggregate.

         (h) The Issuer represents and warrants that the Issuer is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         (i) The Issuer represents and warrants that (i) as of the date hereof and throughout the term of the Notes, (x) the Issuer is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (y) the assets of the Issuer do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and (ii) as of the date hereof and throughout the term of the Notes (x) the Issuer is not and will not be a "governmental plan" within the meaning of
Section 3(3) of ERISA and (y) transactions by or with the Issuer are not and will not be subject to state statutes applicable to the Issuer regulating investments of and fiduciary obligations with respect to governmental plans.

         (j) The Issuer represents and warrants that (i) the Issuer is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Issuer has been initiated, and (ii) the Issuer has received reasonably equivalent value for the liens granted by the Security Documents.

         (k) The Issuer represents and warrants that no petition in bankruptcy has ever been filed by or against the Issuer, and the Issuer has never made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

         (l) The Issuer represents and warrants that the Issuer has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. The Issuer does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         (m) The Issuer represents and warrants that all financing statements, rent rolls, reports, certificates and other documents and information prepared and submitted by the Issuer in connection with the Notes and, to the best of the Issuer's knowledge, prepared and submitted by third parties on behalf of the Issuer in connection with the Notes, are accurate, complete and correct in all material respects. There has been no Material Adverse Effect in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

         (n) The Issuer represents and warrants that no part of the proceeds of the Notes will be used for the purpose of (i) purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, (ii) financing the acquisition of any acquisition of mortgage backed securities,
(iii) purchasing or acquiring stock or other equity interest in any of the Issuer's Affiliates, (iv) making any dividend payments in respect of the stock or other equity interests of any of the Issuer's Affiliates, or (v) for any purposes prohibited by Applicable Laws or by the terms and conditions of the Security Instruments, the Notes, the Indenture, or the other Security Documents.

         Section 10.05. Protection of Collateral.

         The Issuer and, to the extent directed by the Property Manager or the Certificate Insurer, the Indenture Trustee will from time to time execute and deliver all such amendments and supplements hereto (subject to Sections 8.01 and 8.02) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

         (a) Grant more effectively all or any portion of the Collateral securing the Notes;

         (b) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

         (c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

         (d) enforce any of the Security Documents; or

         (e) preserve and defend title to the Collateral securing the Notes and the rights of the Indenture Trustee, and of the Noteholders and the Certificate Insurer, in the Collateral against the claims of all Persons and parties.

         The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required pursuant to this Section 10.05; provided that, subject to and consistent with Section 6.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments.

         Section 10.06. Negative Covenants.

         The Issuer shall not (except as otherwise permitted in the Security Instruments):

         (a) sell, transfer, exchange or otherwise dispose of any of the assets of the Collateral, except as expressly permitted by this Indenture;

         (b) dissolve or liquidate in whole or in part;

         (c) engage, directly or indirectly, in any business other than that arising out of the issue of the Notes, and the actions contemplated or required to be performed under this Indenture, the Grantor Trust Agreement, the Property Management Agreement or any other Security Document;

         (d) incur, create or assume any indebtedness for borrowed money other than the Notes;

         (e) make or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Notes and any other instruments constituting part of the Collateral;

         (f) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

         (g) permit transfers of the Properties to any Person except in accordance with the Security Documents;

         Section 10.07. Statement as to Compliance.

         The Issuer shall deliver beginning in 2002 to the Indenture Trustee, within 120 days after the end of each calendar year, Officer's Certificates of the Issuer stating that, in the course of the performance by the officer executing each such Officer's Certificate of such officer's present duties as an officer of the Issuer, such officer would normally obtain knowledge or have made due inquiry as to the existence of any condition or event which would constitute an Event of Default after notice or lapse of time or both and that to the best of the officer's knowledge, (a) the Issuer has fulfilled all of its obligations under this Indenture in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to such officer and the nature and status thereof.

         Section 10.08. Cap Reserve and Environmental Reserve.

         (a) Upon the occurrence of a Cap Reserve Trigger, the Indenture Trustee shall establish a segregated trust account (the "Cap Reserve Account") at its Corporate Trust Office (or such other financial institution as necessary to ensure that the Cap Reserve Account is at all times an Eligible Account) in its name, as Indenture Trustee, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Noteholders and the Issuer. The Indenture Trustee shall deposit or cause to be deposited in the Cap Reserve Account on each Payment Date the amount distributed in respect of the Cap Reserve Amount pursuant to Section 3.02(b) hereof. The Indenture Trustee shall have exclusive control and sole right of withdrawal with respect to the Cap Reserve Account.

         If the Notes are not paid in full on or by the Payment Date in August 2006, the amount on deposit in the Cap Reserve Account will be used to purchase a replacement Interest Rate Cap covering the period from the Stated Maturity to and including the Rated Final Payment Date. Any replacement Interest Rate Cap shall be entered into by the Issuer with the Cap Provider or such other counterparty approved by the Certificate Insurer and as the Rating Agencies confirm will not result in the downgrade, qualification or withdrawal of the then-current rating of the Grantor Trust Certificates, shall have a notional amount equal to the unpaid Note Principal Balance of the Notes then Outstanding and shall provide for the payment of interest to the Indenture Trustee on the same terms as the Interest Rate Cap. If the amount on deposit in the Cap Reserve Account is not sufficient to purchase such replacement Interest Rate Cap, the Indenture Trustee shall pay such shortfall as an Extraordinary Expense in accordance with Section 3.02(b).

         (b) Upon the occurrence of an Environmental Reserve Trigger, the Indenture Trustee shall establish a segregated trust account (the "Environmental Reserve Account") at its Corporate Trust Office (or such other financial institution as necessary to ensure that the Environmental Reserve Account is at all times an Eligible Account) in its name, as Indenture Trustee, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Noteholders and the Issuer. The Indenture Trustee shall deposit or cause to be deposited in the Environmental Reserve Account on each Payment Date the amount distributed in respect of the Environmental Reserve Amount pursuant to Section 3.02(b) hereof. The Indenture Trustee shall have exclusive control and sole right of withdrawal with respect to the Environmental Reserve Account.

         If the Notes are not paid in full on or by the Payment Date in August 2006, the Indenture Trustee shall apply the amount on deposit in the Environmental Reserve Account to purchase an endorsement from the Environmental Insurer extending the Environmental Policy until the Rated Final Payment Date. If the amount on deposit in the Environmental Reserve Account is not sufficient to purchase such endorsement, the Indenture Trustee shall pay such shortfall as an Extraordinary Expense in accordance with Section 3.02(b).

         (c) Funds in the Cap Reserve Account and the Environmental Reserve Account (collectively, the "Reserve Accounts") shall not be commingled with any other monies. So long as no Event of Default is continuing, funds in the Reserve Accounts shall be invested by the Indenture Trustee in Permitted Investments in accordance with the prior written instructions of the Issuer. Any investment of amounts on deposit in the Reserve Accounts in Permitted Investments shall mature no later than one Business Day prior to the Payment Date in August 2006. Any gain on such Permitted Investments shall be added to the Collection Account. During the continuation of any Event of Default or in the absence of prior written instruction regarding investment of amount on deposit in the Reserve Accounts, such amounts in the Reserve Accounts shall remain uninvested.

         (d) Upon payment in full of all principal, interest and other amounts due in respect of the Notes and this Indenture, the Indenture Trustee shall release all amounts remaining in the Cap Reserve Account and the Environmental Reserve Account to or at the direction of the Issuer.

         Section 10.09. Interest Rate Cap.

         Except as set forth in the immediately succeeding sentence, the Issuer shall not amend the Interest Rate Cap. Notwithstanding the foregoing, if Unscheduled Principal Distributions are received and there are no unpaid Scheduled Principal Payments due and payable under Section 3.02(b)(iii), the notional amount of the Interest Rate Cap may be reduced by an amount equal to such Unscheduled Principal Distributions. Any payment by the Cap Provider to the Issuer in consideration for any such unscheduled reduction in the notional amount of the Interest Rate Cap shall not be part of the Available Amount, shall not be considered to constitute a payment under the Interest Rate Cap for purposes of calculating the Cashflow Coverage Ratio and shall be paid directly to the Issuer (and not to the Collection Account) free and clear of the lien of this Indenture; provided that in no event shall the notional amount of the Interest Rate Cap be reduced below the then current Note Principal Balance of the Outstanding Notes. The Issuer and the Indenture Trustee shall provide (or cause to be provided) to the Cap Provider all notices required under the Interest Rate Cap.

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                                   ARTICLE XI

                             REAL ESTATE PROVISIONS

         Section 11.01. Insurance.

         (a) For each of the Properties subject to a Lease in effect as of the date of this Indenture (including any Substitute Properties subject to a Lease on the date of substitution), the Issuer shall obtain and maintain, or shall cause the tenant under the Lease to obtain and maintain, for so long as such Lease is in effect, (i) insurance for the Issuer and for the related Property in accordance with the provisions of the Lease and (ii) such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are required by institutional lenders for properties comparable to the Property.

         (b) For each new Lease entered into by the Issuer following the date of this Indenture and for any Property not subject to a Lease (due to default, termination or otherwise) at any time (provided, that this Section 11.01(b) shall not apply to any Substitute Property subject to a Lease at the time of substitution), the Issuer shall obtain and maintain, or cause to be maintained, insurance for the Issuer and for each of the Properties providing at least the following coverages:

               (i) Property Insurance. Insurance with respect to the Improvements and building equipment insuring against any peril now or hereafter included within the classification "All Risks of Physical Loss" in amounts at all times sufficient to prevent either the Issuer or the Indenture Trustee from becoming a co-insurer within the terms of the applicable policies and under applicable law, but in any event such insurance shall be maintained in an amount which, after application of deductible, shall be equal to the full insurable value of the Improvements and building equipment, the term "full insurable value" to mean the actual replacement cost of the Improvements and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by the Issuer and in no event less than the coverage required pursuant to the terms of any Lease;

               (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, insurance against any and all claims, including all legal liability to the extent insurable and imposed upon the Indenture Trustee or the Noteholder and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of such Property, including "Dram Shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Property, in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to such Property but in any event for a combined single limit of at least $2,000,000;

               (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance with respect to any work on or about such Property;

               (iv) Business Interruption Insurance. Business interruption and/or loss of "rental income" insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of not less than six (6) months, from the date of casualty or loss, the term "rental income" to mean the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by the Issuer from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of such Property then not being occupied;

               (v) Boiler and Machinery Insurance. Broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about such Property and insurance against loss of occupancy or use arising from any breakdown in such amounts as are generally required by institutional lenders for properties comparable to the Property;

               (vi) Flood Insurance. If any portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, The Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended (the "Flood Insurance Acts"), flood insurance in an amount at least equal to the maximum limit of coverage available for such Property under the Flood Insurance Acts;

               (vii) Builder's Risk Insurance. At all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 11.01(a)(i) written in a so-called builder's risk completed value form
         (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 11.01(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

               (viii) Special Hazard Insurance. Earthquake and sinkhole insurance, hurricane and windstorm insurance, and mine subsidence insurance, if required, in amounts, form and substance satisfactory to the Property Manager, provided that any such insurance coverages shall be on terms consistent with the all risk insurance policy required pursuant to Subsection 11.1(a)(i) hereof; and

               (ix) Other Insurance. Such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are required by institutional lenders for properties comparable to the Property.

         (c) All insurance provided for in Subsection 11.01(b) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be issued by either the insurers who insure the Improvements on the date of this Indenture or one or more other domestic primary insurer(s) having a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. (each such insurer shall be referred to below as a "Qualified Insurer"). Each insurer providing insurance required by this Indenture shall be authorized to issue insurance in the state in which the Properties being insured by such insurer is located. The Policies referred to in Subsection 11.01(b)(ii) above shall name the Indenture Trustee as an additional named insured and the Policies referred to in Subsection 11.01(b)(i), (iv), (v), (vi) and (vii), and as applicable (viii), above shall provide that all proceeds be payable to the Indenture Trustee. The Policies referred to in Subsections 11.01(b)(i), (v), (vi) and (vii) shall also contain:
(i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Indenture

Trustee notwithstanding the negligent or willful acts or omission of the Indenture Trustee; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to the Indenture Trustee; and
(iii) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar properties in the general vicinity of the Properties being insured, but in no event in excess of $10,000. The Policies referred to in Subsection 11.01(b)(i) above shall provide coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of any Property shall at any time constitute legal non-conforming structures or uses. The Policies referred to in Subsection 11.01(b)(ix) shall provide for coverage and shall contain provisions reasonably satisfactory to the Indenture Trustee. All Policies shall contain (i) a provision that such Policies shall not be canceled or terminated, nor shall they expire, without at least thirty (30) days' prior written notice to the Indenture Trustee and the Property Manager in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums (defined below) against any loss payees, additional insureds and named insureds (other than the Issuer). Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to the Indenture Trustee and the Property Manager not less than twenty (20) days prior to the expiration date of any of the Policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums (the "Insurance Premiums"). Originals or certificates of such replacement Policies shall be delivered to the Indenture Trustee and the Property Manager promptly after the Issuer's receipt thereof but in any case within thirty (30) days after the effective date thereof. If the Issuer or the Property Manager fails to maintain and deliver to the Indenture Trustee the original Policies or certificates of insurance required by the related Security Instrument, upon ten (10) days' prior notice to the Issuer, the Indenture Trustee or its agent may (or, at the direction of the Certificate Insurer, shall) procure such insurance at the Issuer's sole cost and expense.

         (d) The Issuer shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Properties or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by the Issuer on or with respect to any part of the Properties pursuant to this Section 11.01.

         Section 11.02. Restoration After Casualty / Condemnation. In the event of a casualty or a taking by eminent domain of a Property subject to a Lease in effect as of the date of this Indenture, for so long as such Lease is in effect, the provisions of such Lease with respect to insurance proceeds and restoration shall control. In the event of a casualty or a taking by eminent domain of each other Property, the following provisions shall apply in connection with the Restoration (defined below) of a Property:

               (1) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, or if the Property or any portion thereof is taken by the power of eminent domain, the Issuer shall give prompt notice of such damage or taking to the Indenture Trustee and the Property Manager and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty or taking, with such alterations as may be approved by the Property Manager (the "Restoration").

               (2) The term "Net Proceeds" for purposes of this Section 11.02 shall mean: (i) the net amount of all insurance proceeds under the Policies carried pursuant to subsections

                    11.01(b)(i), (iv), (v), (vi), (vii) and (viii) of this Indenture as a result of such damage or destruction, after deduction of the Indenture Trustee's and the Property Manager's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (ii) the net amount of all awards and payments received by the Indenture Trustee with respect to a taking referenced in Section 3.05 of the related Security Instrument, after deduction of the Indenture Trustee's and the Property Manager's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be. If
                    (i) the Net Proceeds do not exceed $100,000 (the "Net Proceeds Availability Threshold"); (ii) the costs of completing the Restoration as reasonably estimated by the Issuer shall be less than or equal to the Net Proceeds;
                    (iii) no Event of Default shall have occurred and be continuing; (iv) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws (defined in Section 11.11); (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no portion of the Improvements is located in such Lands, and such taking does not materially impair access to the Property; and (vi) the Property Manager shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Notes which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of the Issuer, then the Net Proceeds will be disbursed directly to the Issuer.

               (3) If the Net Proceeds are greater than the Net Proceeds Availability Threshold, such Net Proceeds shall be forthwith paid to the Indenture Trustee to be held by the Indenture Trustee in a segregated account to be made available to the Issuer for the Restoration in accordance with the provisions of this Subsection 11.02(3).

         The Net Proceeds held by the Indenture Trustee pursuant to Subsection 11.02(3) shall be made available to the Issuer for payment or reimbursement of the Issuer's expenses in connection with the Restoration, subject to the following conditions:

               (a) no Event of Default shall have occurred and be continuing;

               (b) the Indenture Trustee, the Grantor Trust Trustee and the Certificate Insurer shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration;

               (c) the Net Proceeds, together with any cash or cash equivalent deposited by the Issuer with the Indenture Trustee, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect;

               (d) (A) in the event that the Net Proceeds are insurance proceeds, less than fifty percent (50%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no portion of the Improvements is located in such Lands and such taking does not materially impair access to the Property;

               (e) the Property Manager shall be satisfied that any operating deficits, which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds,
         (2) rent payments by the tenant under the Lease, or (3) other funds of the Issuer;

               (f) the Property Manager shall be satisfied that, upon the completion of the Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property;

               (g) the Restoration can reasonably be completed on or before the earliest to occur of (A) the earliest date required for such completion under the terms of any Lease and (B) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or to such taking, as applicable;

               (h) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws); and

               (i) each Lease in effect as of the date of the occurrence of such fire or other casualty and covering any portion of the Property shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration.

               (4) The Net Proceeds held by the Indenture Trustee until disbursed in accordance with the provisions of this Section
                    11.02 shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by the Indenture Trustee to the Property Manager to be applied in accordance with the provisions hereof. The Net Proceeds other than the Net Proceeds paid under the Policy described in Subsection 11.01(b)(iv) shall be disbursed by the Property Manager to, or as directed by, the Tenant, in an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration less customary retainage from time to time during the course of the Restoration, not more frequently than once per month, upon receipt of evidence satisfactory to the Property Manager that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of the Property Manager by the title company insuring the lien of this Security Instrument. The Net Proceeds paid under the Policy described in Subsection 11.01(b)(iv) shall be disbursed by the Property Manager to pay for debt service under the Notes, to pay other expenses incurred by the Issuer in connection with the ownership and operation of the Property, and the remainder thereof, to, or as directed by, the Issuer to pay for the cost of the Restoration in accordance with this Section 11.02(4). Final payment shall be made after submission to the Indenture Trustee of all licenses, permits, certificates of occupancy and other required approvals of governmental authorization having jurisdiction and the certification of the Casualty Consultant (defined below) that the Restoration has been fully completed.

               (5) the Property Manager shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by the Property Manager, if necessary, and an independent consulting engineer selected by the Property Manager (the "Casualty Consultant"), such acceptance not to be unreasonably withheld or delayed. All costs and expenses incurred by the Property Manager in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by the Issuer.

               (6) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of the Property Manager, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, the Tenant shall deposit the deficiency (the "Net Proceeds Deficiency") with the Property Manager before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with the Property Manager shall be held by the Property Manager and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 11.02 shall constitute additional security for the Obligations.

               (7) Except upon the occurrence and continuance of an Event of Default, the Issuer shall settle any insurance claims with respect to the Net Proceeds which in the aggregate are less than the Net Proceeds Availability Threshold. The Property Manager and the Issuer shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds which in the aggregate are greater than the Net Proceeds Availability Threshold. If an Event of Default shall have occurred and be continuing, the Issuer hereby irrevocably empowers the Indenture Trustee, in the name of the Issuer as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment. If the Net Proceeds are received by the Issuer, such Net Proceeds shall, until the completion of the related work, be held in trust for the Indenture Trustee and the Noteholder and shall be segregated from other funds of the Issuer to be used to pay for the cost of the Restoration in accordance with the terms hereof.

               (8) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with the Property Manager after (i) the Casualty Consultant certifies to the Indenture Trustee that the Restoration has been completed in accordance with the provisions of this
                    Section 11.02, and (ii) the receipt by the Property Manager of evidence satisfactory to the Indenture Trustee that all costs incurred in connection with the Restoration have been paid in full and all required permits, licenses, certificates of occupancy and other required approvals of governmental authorities having jurisdiction have been issued, shall be remitted by the Property Manager to the Issuer, provided no Event of Default shall have occurred and shall be continuing.

               (9) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to the Issuer as excess Net Proceeds pursuant to Subsection 11.02(8) shall be retained and applied by the Indenture Trustee toward the payment of the Notes. If the Indenture Trustee shall receive and retain Net Proceeds, the lien of the related Security Instrument shall be reduced only by the amount received and retained by the Indenture Trustee and actually applied by the Indenture Trustee in reduction of the Notes.

         Section 11.03. Leases and Rents. The Issuer (or the Property Manager on its behalf) (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Notes; (ii) shall promptly send copies to the Indenture Trustee and the Certificate Insurer of all notices of default which the Issuer shall send or receive thereunder; (iii) shall notify the Indenture Trustee and the Certificate Insurer in writing of any material change in the status of any tenancy at any Property, including, without limitation, the vacating, surrender or going dark of any tenant, even if such action is expressly permitted by the terms of such Tenant's Lease; (iv) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the Tenant thereunder to be observed or performed, (v) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (vi) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vii) with respect to any Lease that requires the lessor's consent for assignment or subletting, shall not consent to any assignment of or subletting except as provided in such Lease.

         Section 11.04. Compliance with Laws.

               (a) The Issuer shall promptly comply with, and cause Tenants to comply with, Applicable Laws.

               (b) The Issuer shall from time to time, upon the Indenture Trustee's reasonable request, provide the Indenture Trustee with evidence reasonably satisfactory to the Indenture Trustee that the Properties comply with all Applicable Laws or are exempt from compliance with Applicable Laws.

               (c) Notwithstanding any provisions set forth herein or in any document regarding the Indenture Trustee's approval of alterations of the Properties, the Issuer shall not alter any of the Properties in any manner which would materially increase the Issuer's responsibilities for compliance with Applicable Laws without the prior written approval of the Property Manager. The Directing

         Noteholder's approval of the plans, specifications, or working drawings for alterations of any Property shall create no responsibility or liability on behalf of the Property Manager for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by the Issuer or by any of its Tenants. The Property Manager may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to the Property Manager.

               (d) The Issuer shall give prompt notice to the Indenture Trustee and the Property Manager of the receipt by the Issuer of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         Section 11.05. Management.

         The Properties are operated under the terms and conditions of the Property Management Agreement. The Issuer shall (i) diligently perform and observe all of the terms, covenants and conditions of the Property Management Agreement on the part of the Issuer to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of the Issuer under the Property Management Agreement and (ii) promptly notify the Indenture Trustee, the Grantor Trust Trustee, the Certificate Insurer and the Property Manager of the giving of any notice to the Issuer of any default by the Issuer in the performance or observance of any of the terms, covenants or conditions of the Property Management Agreement on the part of the Issuer to be performed and observed and deliver to the Indenture Trustee, the Grantor Trust Trustee, the Certificate Insurer and the Property Manager a true copy of each such notice. The Issuer shall not surrender the Property Management Agreement, consent to the assignment by the Property Manager of its interest under the Property Management Agreement, or terminate or cancel the Property Management Agreement or materially modify, change, supplement, alter or amend the Property Management Agreement, in any respect, either orally or in writing without the consent of the Indenture Trustee and the Certificate Insurer. The Issuer hereby assigns to the Indenture Trustee for the benefit of the Noteholders and the Certificate Insurer as further security for the payment of the Notes and for the performance and observance of the terms, covenants and conditions of the Security Documents, all the rights, privileges and prerogatives of the Issuer to surrender the Property Management Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Property Management Agreement in any respect, and any such surrender of the Property Management Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Property Management Agreement without the prior consent of the Indenture Trustee and the Certificate Insurer shall be void and of no force and effect. If the Issuer shall default in the performance or observance of any material term, covenant or condition of the Property Management Agreement on the part of the Issuer to be performed or observed, then, without limiting the generality of the other provisions of this Indenture, and without waiving or releasing the Issuer from any of its obligations hereunder, the Indenture Trustee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Property Management Agreement on the part of the Issuer to be performed or observed to be promptly performed or observed on behalf of the Issuer, to the end that the rights of the Issuer in, to and under the Property Management Agreement shall be kept unimpaired and free from default. The Indenture Trustee and any person designated by the Indenture Trustee shall have, and are hereby granted, the right to enter upon any Property at any time and from time to time for the purpose of taking any such action. If the Property Manager under the Property Management Agreement shall deliver to the Indenture Trustee a copy of any notice sent to the Issuer of default under the Property Management Agreement, such notice shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by the Indenture

Trustee in good faith, in reliance thereon. The Issuer shall notify the Indenture Trustee, the Grantor Trust Trustee and the Certificate Insurer if the Property Manager sub-contracts to a third party any or all of its management responsibilities under the Property Management Agreement. The Issuer shall, from time to time, use its best efforts to obtain from the Property Manager under the Property Management Agreement such certificates of estoppel with respect to compliance by the Issuer with the terms of the Property Management Agreement.

         Section 11.06. Property Use. The Issuer covenants and agrees that the Properties shall be used only for general commercial uses, and for no other use.

         Section 11.07. ERISA.

         (a) The Issuer shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by the Indenture Trustee or the Certificate Insurer of any of its rights under this Indenture, the Security Instruments and the other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (b) The Issuer further covenants and agrees to deliver to the Indenture Trustee, the Grantor Trust Trustee and the Certificate Insurer such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by the Indenture Trustee or the Certificate Insurer in its sole discretion, that (i) the Issuer is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) the Issuer is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                       (A) Equity interests in the Issuer are publicly offered
               securities, within the meaning of 29 C.F.R.
               Section 2510.3-101(b)(2);

                       (B) Less than 25 percent of each outstanding class of
               equity interests in the Issuer are held by "benefit plan investors" within the meaning of 29 C.F.R.
               Section 2510.3-101(f)(2); or

                       (C) The Issuer qualifies as an "operating company" or a
               "real estate operating company" within the meaning of 29 C.F.R.
               Section 2510.3-101(c) or (e) or an investment company registered under the Investment Company Act of 1940.

         Section 11.08. Single Purpose Entity.

         (a) The Issuer has not and will not:

               (i) engage in any business or activity other than the ownership, operation and maintenance of the Properties, the related Leases and activities incidental thereto;

               (ii) acquire or own any assets other than (A) the Properties, the Leases and related security and (B) such incidental Personal

                       Property (as defined in the Security Instruments) as may be necessary for the operation of the Properties;

               (iii) merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

               (iv) fail to observe all organizational formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the Applicable Laws of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply with the provisions of its organizational documents;

               (v) own any subsidiary, or make any investment in, any Person;

               (vi)    commingle its assets with the assets of any other Person;

               (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Notes and unsecured trade payables in an amount not to exceed $25,000 at any one time;

               (viii) fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person;

               (ix) enter into any contract or agreement with any general partner, member, shareholder, principal or affiliate, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties;

               (x) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

               (xi) assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

               (xii)   make any loans or advances to any Person;

               (xiii) fail to file its own tax returns (unless prohibited by Applicable Laws from doing so);

               (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

               (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

               (xvi) without the unanimous written consent of all of its partners and the written consent of 100% of the members of the board of managers of the SPE Component Entity including without limitation the Independent Manager, (a) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, (b) seek or consent to the appointment of a receiver, liquidator or any similar official, (c) take any action that might cause such entity to become insolvent, or (d) make an assignment for the benefit of creditors;

               (xvii) fail to allocate shared expenses (including, without limitation, shared office space) and to use separate stationery, invoices and checks;

               (xviii) fail to pay its own liabilities (including, without limitation, salaries of its own employees) from its own funds; and

               (xix) acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable.

         (b) Each general partner (each an "SPE Component Entity") of the Issuer, shall be a limited liability company or a corporation whose sole asset is its interest in the Issuer and each SPE Component Entity (i) will at all times comply with each of the covenants, terms and provisions contained in
Section 11.08(a), as if such representation, warranty or covenant was made directly by such SPE Component Entity; (ii) will not engage in any business or activity other than owning an interest in the Issuer and activities incidental thereto, including executing and performing the Security Documents and all documents, agreement, certificates or finance statements contemplated thereby and related thereto and documents related to the Notes; (iii) will not acquire or own any assets other than its partnership, membership, or other equity interest in the Issuer, (iv) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than unsecured trade payables incurred in the ordinary course of business related to the ownership of an interest in the Issuer and other than any liability as a general partner for the debts of the Issuer, and (v) will cause the Issuer to comply with the provisions of this Section 11.08.

         (c) The organizational documents of the SPE Component Entity shall provide that at all times there shall be at least one duly appointed manager (an "Independent Manager") of the SPE Component Entity who shall not have been at the time of such individual's initial appointment, and shall not have been at any time during the preceding five years, and shall not be at any time while serving as a manager of such SPE Component Entity, either (i) a shareholder (or other equity owner) of, or an officer, director, partner, member or employee of, the Issuer or any of its respective shareholders, partners, members, subsidiaries or affiliates, (ii) a customer of, or supplier to, the Issuer or any of its respective shareholders, partners, members, subsidiaries or affiliates, (iii) a Person who Controls or is under common Control with any such shareholder, officer, director, partner, member, employee supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, member, employee, supplier or customer.

         (d) The organizational documents of the SPE Component Entity shall provide that the SPE Component Entity shall not take any action which, under the terms of any certificate of incorporation, by-laws, operating agreement or any voting trust agreement with respect to any common stock, requires an unanimous vote of the members of the SPE Component Entity of the Issuer unless at the time of such action there shall be at least one member who is an Independent Manager. The SPE Component Entity will not without the unanimous written consent of its members including the Independent Manager, on behalf of itself or the Issuer (a) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, (b) seek or consent to the appointment of a receiver, liquidator or any similar official, (c) take any action that might cause such entity to become insolvent, or (d) make an assignment for the benefit of creditors.

         (e) Notwithstanding the foregoing, the SPE Component Entity may be a single member limited liability company, provided that (i) such SPE Component Entity complies with the requirements of subsection (b) above, (ii) the day to day management of such SPE Component Entity shall be by a non-member manager,
(iii) the organizational documents of the SPE Component Entity shall provide that at all times there shall be at least one duly appointed independent manager which satisfies the requirements set forth in subsection (c) above, and (iv) the organizational documents of the SPE Component Entity provided that the matters described in subsection (d) above require the vote of the independent manager.

         Section 11.09. Estoppel Certificates.

         (a) After request by the Indenture Trustee or the Certificate Insurer, the Issuer, within ten (10) days, shall furnish the Indenture Trustee and the Certificate Insurer or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Notes,
(ii) the unpaid principal amount of the Notes, (iii) the rate of interest of the Notes, (iv) the terms of payment and maturity date of the Notes, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an Event of Default, (vii) that the Notes, the Security Instrument and the Indenture are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications),
(x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of the Issuer, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults,
(xii) the amount of security deposits held by the Issuer under each Lease and that such amounts are consistent with the amounts required under each Lease, and
(xiii) as to any other matters reasonably requested by the Indenture Trustee or the Certificate Insurer and reasonably related to the Leases, the obligations secured hereby, the Properties, the Security Instrument or the Indenture.

         (b) The Issuer shall use its best efforts to deliver to the Indenture Trustee and the Property Manager, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by the Indenture Trustee or the Property Manager attesting to such facts regarding the Lease as the Indenture Trustee or the Property Manager may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

         (c) Upon any transfer or proposed transfer of any of the Notes contemplated by Section 2.05 hereof, at the Indenture Trustee's or the Noteholder's request, the Issuer shall provide an estoppel certificate to any prospective Noteholder in such form, substance and detail as the Indenture Trustee, such Noteholder or prospective Noteholder may require.

         Section 11.10. No Sale / Encumbrance.

         (a) No Sale or Pledge. Except as provided in Article VIII, the Issuer shall not cause or permit a Sale or Pledge of any Property or any part thereof or any legal or beneficial interest therein nor permit a Sale or Pledge of an interest in any Restricted Party (collectively, a "Prohibited Transfer").

         (b) Prohibited Transfers. A Prohibited Transfer shall include, but not be limited to, (i) an installment sales agreement wherein the Issuer agrees to sell any Property or any part thereof for a price to be paid in installments;
(ii) an agreement by the Issuer leasing all or a substantial part of any Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, the Issuer's right, title and interest in and to any Leases or any Rents (other than to the Indenture Trustee); (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock in one or a series of transactions; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member (or if no managing member, any member) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the managing agent (including, without limitation, an Affiliated Property Manager) other than in accordance with Section 11.05.

         (c) Permitted Transfers. Notwithstanding the provisions of Sections 11.10(a) and (b), the following transfers shall not be deemed to be a Prohibited
Transfer: (i) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party; (ii) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party; provided, however, no such transfers shall result in a change in Control in the Restricted Party, and as a condition to each such transfer, the Indenture Trustee and the Certificate Insurer shall receive not less than ten (10) days prior written notice of such proposed transfer, provided, however, as a condition to each such transfer, the Indenture Trustee and the Certificate Insurer shall receive not less than ten (10) days prior

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written notice of such proposed transfer and (iii) the sale, transfer or issuance of stock in USRP provided such stock is listed on the New York Stock Exchange or such other nationally recognized stock exchange. Notwithstanding anything to the contrary contained in this Section 11.10, (x) USRPO must at all times continue to own and control, directly or indirectly, a 100% interest in the Issuer, and (y) USRP must at all times continue to own and control, directly or indirectly, at least a 70% interest in USRPO.

         (d) Reserved.

         (e) Transfer Definitions. For purposes of this Section 11.10, an "Affiliated Property Manager" shall mean any managing agent in which the Issuer, any guarantor, indemnitor or SPE Component Entity has, directly or indirectly, any legal, beneficial or economic interest; "Control" shall mean the power to direct the management and policies of a Restricted Party, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; "Restricted Party" shall mean the Issuer, any indemnitor or SPE Component Entity, or any Affiliated Property Manager or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of the Issuer, any guarantor, indemnitor or SPE Component Entity, or Affiliated Property Manager or any non-member manager; and a "Sale or Pledge" shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest.

         Section 11.11. Environmental Provisions.

         (a) Environmental Representations and Warranties. The Issuer represents and warrants, based upon environmental site assessments of the Properties and information that the Issuer knows or should reasonably have known, that, except as disclosed to the Indenture Trustee and the Certificate Insurer in writing:
(i) there are no Hazardous Materials (defined below) or underground storage tanks in, on, or under the Properties, except those that are both (A) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto (if such permits are required), if any, and (B) either (1) in amounts not in excess of that necessary to operate the Properties or (2) fully disclosed pursuant to the written reports resulting from the environmental site assessments of the Properties delivered to the Indenture Trustee and the Certificate Insurer (the "Environmental Reports"); (ii) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law and which would require remediation by a governmental authority in, on, under or from the Properties except as described in the Environmental Reports; (iii) there is no threat of any Release of Hazardous Materials migrating to the Properties except as described in the Environmental Reports; (iv) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Reports; (v) the Issuer does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Materials in, on, under or from the Properties; and (vi) the Issuer has made available to the Indenture Trustee and the Certificate Insurer, in writing, any and all information relating to environmental conditions in, on, under or from the Properties known to the Issuer or contained in the Issuer's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Properties and/or to the environmental condition of the Properties. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to the Issuer or the Properties and relate to Hazardous Materials.

"Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material", hazardous waste", toxic substance", "toxic pollutant", "contaminant", or pollutant" within the meaning of any Environmental Law. "Release" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         (b) Environmental Covenants. The Issuer covenants and agrees that so long as the Issuer owns, manages, is in possession of, or otherwise controls the operation of the Properties: (i) all uses and operations on or of the Properties, whether by the Issuer or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Materials in, on, under or from the Properties which are not remediated within a reasonable time period in accordance with Environmental Laws; (iii) there shall be no Hazardous Materials in, on, or under the Properties, except those that are both (A) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (B) (1) in amounts not in excess of that necessary to operate the Properties or (2) fully disclosed to the Indenture Trustee and the Certificate Insurer and approved by the Property Manager and the Certificate Insurer in writing; (iv) the Issuer shall keep, or shall cause the Tenants to keep, the Properties free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of the Issuer or any other person or entity (the "Environmental Liens"); (v) the Issuer shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 11.11(c) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) the Issuer shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Properties, pursuant to any reasonable written request of the Indenture Trustee or the Property Manager, upon the Indenture Trustee's or the Property Manager's reasonable belief that the Properties is not in full compliance with all Environmental Laws, and share with the Indenture Trustee, the Certificate Insurer and the Property Manager the reports and other results thereof, and the Indenture Trustee, the Property Manager and other Indemnified Parties shall be entitled to rely on such reports and other results thereof;
(vii) the Issuer shall, at its sole cost and expense, comply with all reasonable written requests of the Indenture Trustee or the Property Manager to (A) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Properties; and (B) comply with any Environmental Law; (viii) the Issuer shall not allow any tenant or other user of the Property to violate any Environmental Law; and (ix) the Issuer shall immediately notify the Indenture Trustee, the Certificate Insurer and the Property Manager in writing after it has become aware of (A) any presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Properties; (B) any non-compliance with any Environmental Laws related in any way to the Properties; (C) any actual or potential Environmental Lien; (D) any required or proposed remediation of environmental conditions relating to the Properties; and
(E) any written or oral notice or other communication of which the Issuer becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Materials. Any failure of the Issuer to perform its obligations pursuant to this Section 11.11(b) shall constitute bad faith Waste with respect to the Properties.

         (c) The Indenture Trustee's Rights. The Indenture Trustee, the Grantor Trust Trustee, the Certificate Insurer, any collateral advisor or advisor or the Property Manager, the Master Servicer, the Special Servicer and any other person or entity designated by the Indenture Trustee, including but not limited to any representative of a governmental entity, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Properties at all reasonable times to assess any and all aspects of the environmental condition of the Properties and its use, including but not limited to conducting any environmental assessment or audit and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. The Issuer shall cooperate with and provide access to the Indenture Trustee, the Grantor Trust Trustee, the Property Manager, the Master Servicer, the Certificate Insurer, any collateral advisor or advisor or the Special Servicer and any such person or entity designated by the Indenture Trustee.

         (d) Operations and Maintenance Programs. Where recommended by the Environmental Report or as a result of any other environmental assessment or audit of the Properties, the Issuer shall establish and comply with an operations and maintenance program with respect to the Properties, in form and substance reasonably acceptable to the Property Manager, prepared by an environmental consultant reasonably acceptable to the Property Manager, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Properties. Without limiting the generality of the preceding sentence, the Property Manager may require (i) periodic notices or reports to the Property Manager in form, substance and at such intervals as the Property Manager may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at the Issuer's sole expense, supplemental examination of the Properties by consultants specified by the Property Manager, (iv) access to the Properties by the Property Manager, its agents or servicer, to review and assess the environmental condition of the Properties and the Issuer's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

         Section 11.12. Indemnification.

         (a) General Indemnification. The Issuer shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (d) any failure of the Properties to be in compliance with any Applicable Laws; (e) any and all claims and demands whatsoever which may be asserted against any Indemnified Party by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease. Any amounts payable to any Indemnified Party by reason of the application of this Section 11.12 shall become immediately due and payable and shall bear interest at the Note Interest Rate from the date loss or damage is sustained by such Indemnified Party until paid.

         The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense), provided that "Losses" shall not include unpaid Monthly Lease Payments or any other amounts due under the Leases or a decline in the value of the Properties. The term "Indemnified Parties" shall mean (a) the Indenture Trustee,
(b) the Grantor Trust Trustee, (c) the Noteholders and any prior owner or holder of the Notes, (d) the Certificate Insurer, (e) any servicer or prior servicer of the Properties, (f) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (g) the heirs, legal representatives, successors and assigns of each of the foregoing.

         (b) Mortgage and/or Intangible Tax. The Issuer shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of the Security Instruments, the Notes, this Indenture or any of the other Security Documents.

         (c) Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, the Issuer shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, the Issuer shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         (d) Environmental Indemnity. Simultaneously with this Indenture, the Issuer and other persons or entities defined therein have executed and delivered that certain environmental indemnity agreement dated the date hereof to the Indenture Trustee (the "Environmental Indemnity").

         (e) ERISA Indemnity. The Issuer shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, actual and reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required that the Indenture Trustee may incur, directly or indirectly, as a result of a default under
Section 11.07.

         Section 11.13. Marshalling and Other Matters. The Issuer hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Properties or any part thereof or any interest therein. Further, the Issuer hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of any of the Security Instruments on behalf of the Issuer, and on behalf of each and every person acquiring any interest in or title to the Properties subsequent to the date of the Security Instruments and on behalf of all persons to the extent permitted by Applicable Laws.

         Section 11.14. Sole Discretion of the Indenture Trustee and the Certificate Insurer. Wherever pursuant to this Indenture, the Security Instruments or the Other Security Documents (a) the Indenture

Trustee or the Certificate Insurer exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to the Indenture Trustee or the Certificate Insurer, or (c) any other decision or determination is to be made by the Indenture Trustee or the Certificate Insurer, the decision of the Indenture Trustee and/or the Certificate Insurer, as applicable, to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by the Indenture Trustee or the Certificate Insurer, as applicable, shall be in the sole discretion of the Indenture Trustee or the Certificate Insurer, as applicable, except as may be otherwise expressly and specifically provided herein or therein.

         Section 11.15. Performance at the Issuer's Expense. The Issuer acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of any Property or any part thereof, whether required by law, regulation, the Indenture Trustee, the Certificate Insurer or any governmental or quasi-governmental authority. The Issuer hereby acknowledges and agrees to pay, immediately, with or without demand, all of the Indenture Trustee's and the Certificate Insurer's costs and expenses in connection with
(a) the modification, amendment and termination of the Notes or this Indenture,
(b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to any Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Wherever it is provided for herein that the Issuer pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of the Indenture Trustee and/or the Certificate Insurer, as applicable, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01. Execution Counterparts.

         This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 12.02. Compliance Certificates and Opinions, etc.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 12.03. Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of an Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that any Person shall deliver any document as a condition of the granting of such application, or as evidence of such Person's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of such Person to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article V.

         Section 12.04. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section. With respect to authorization to be given or taken by Noteholders, the Indenture Trustee shall be authorized to follow the written direction of the vote of Noteholders of Notes representing more than 50% of the aggregate Note Principal Balance of the Outstanding Notes, unless any greater or lesser percentage is required by the terms hereunder.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The Note Principal Balance and certificate numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, election, declaration, waiver or other act of any Noteholder shall bind every future Noteholder of the same Note and the Noteholder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 12.05. Computation of Percentage of Noteholders.

         Whenever this Indenture states that any action may be taken by a specified percentage of the Noteholders, such statement shall mean that such action may be taken by the Noteholders of such specified percentage of the aggregate Note Principal Balance of the Outstanding Notes.

         Section 12.06. Notice to the Indenture Trustee, the Issuer and Certain Other Persons.

         Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by telecopier and confirmed in a writing delivered or mailed as aforesaid, to: (a) in the case of the Indenture Trustee, for note transfer purposes, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, ATTN: Corporate Trust Services (CMBS) -- USRP Funding 2001-1, L.P., and for all other purposes, at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, attention: Corporate Trust Servicer (CMBS) -- USRP Funding 2001-1, telecopy number 410-884-2360, telephone number 410-884-2000, (b) in the case of the Issuer, USRP Funding 2001-A, L.P., 12240 Inwood Road, Suite 300, Dallas, Texas 75244, attention: Asset Management Department, telecopy number 972-490-9119, telephone number 972-387-1487, and (c) in the case of the Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Structured Financial Corporate, telecopy number: (914) 765-3810, telephone number: (914) 765-3779.

         Section 12.07. Notices to Noteholders; Notification Requirements and Waiver.

         Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given if in writing and delivered by courier or mailed by first-class mail, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is delivered or mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver. In case, by reason of the suspension of regular courier and mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 12.08. Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

         Section 12.09. Separability Clause.

         In case any provision of this Indenture or of the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the extent permitted by law, not in any way be affected or impaired thereby.

         Section 12.10. Governing Law.

         (a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE SECURITY INSTRUMENTS AND THE DETERMINATION OF DEFICIENCY JUDGMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL SECURITY DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE ISSUER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (b) Any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note or the Collateral may be brought and enforced in the courts of the State of New York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New York and the Issuer irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Issuer hereby waives, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum. As long as any of the Notes remain Outstanding, service of process upon CT Corporation Systems, 1633 Broadway, New York, New York 10019, shall, to the fullest extent permitted by law, be deemed in every respect effective service upon the Issuer in any such legal action or proceeding.

         Section 12.11. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 12.12. Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Certificate Insurer and any other party secured hereunder or named as a beneficiary of any provision hereof, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 12.13. Recording of Indenture.

         If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by and at the expense of the Issuer and accompanied by an Opinion of Counsel (which may be rendered by counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and which shall be an expense of the Issuer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 12.14. Trust Obligation.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture (other than with respect to Permitted Investments as to which such Person is the issuer) or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee in its individual capacity or (ii) any partner, issuer, beneficiary, agent, officer, director, employee, agent or Control Person of the Indenture Trustee in its individual capacity, or of any successor or assignee of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee does not have any such obligations in its individual capacity).

         Section 12.15. Inspection.

         The Issuer shall agree that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Certificate Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Certificate Insurer shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee or the Certificate Insurer may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 12.16. Method of Payment.

         Except as otherwise provided in Section 2.10(b), all amounts payable or to be remitted pursuant to this Indenture shall be paid or remitted or caused to be paid or remitted in immediately available funds by wire transfer to an account specified in writing by the recipient thereof.

         Section 12.17. Recourse Provisions.

         (a) Except as otherwise provided herein, in the Security Instruments or in the other Security Documents, the Indenture Trustee shall not enforce the liability and obligation of the Issuer to perform and observe the obligations contained in this Indenture or the Security Instruments by any action or proceeding wherein a money judgment shall be sought against the Issuer, except that the Indenture Trustee may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable the Indenture Trustee to enforce and realize upon this Indenture, the Security Instruments, the other Security Documents, and the interest in the Property, the Rents and any other collateral given to the Indenture Trustee created by this Indenture, the Security Instruments and the other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against the Issuer only to the extent of the Issuer's interest in the Property, in the Rents and in any other collateral given to the Indenture Trustee. The Indenture Trustee, by accepting this Indenture and the Security Instruments, agrees that it shall not, except as otherwise provided in this Section 12.17, sue for, seek or demand any deficiency judgment against the Issuer in any such action or proceeding, under or by reason of or under or in connection with this

Indenture, the other Security Documents or the Security Instruments. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Indenture, the other Security Documents or the Security Instruments; (ii) impair the right of the Indenture Trustee to name the Issuer as party defendant in any action or suit for judicial foreclosure and sale under the Security Instruments; (iii) impair the right of the Indenture Trustee to obtain a deficiency judgment in any action or proceeding in order to preserve its ability to exercise the rights of foreclosure, non-judicial foreclosure, or the exercise of a power of sale, (iv) affect the validity or enforceability of any indemnity (including, without limitation, the environmental indemnity of even date herewith), guaranty, master lease or similar instrument made in connection with the Notes, this Indenture, the Security Instruments, or the other Security Documents; (v) impair the right of the Indenture Trustee to obtain the appointment of a receiver; (vi) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (vii) impair the right of the Indenture Trustee to enforce the provisions of the Security Instruments; or (viii) impair the right of the Indenture Trustee to obtain a deficiency judgment or other judgment on the Notes against the Issuer if necessary to obtain any insurance proceeds or condemnation awards to which the Indenture Trustee would otherwise be entitled under the Security Documents; provided however, the Indenture Trustee shall only enforce such judgment to the extent of the insurance proceeds and/or condemnation awards.

         (b) Anything contained in this Indenture or in any other Security Document to the contrary notwithstanding (except as set forth in the balance of this Section 12.17 or in the Environmental Indemnity), no recourse shall be had for the payment of the principal or interest on this Indenture or for any other portion of the debt hereunder or under the other Security Documents against (i) any Affiliate, parent company, trustee or advisor of the Issuer, any partner in the Issuer, or any member therein; (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), individual or entity to which any ownership interest in the Issuer shall have been transferred; (iv) any purchaser of any asset of the Issuer; or (v) any other Person, for any deficiency or other sum owing with respect to the Notes or the debt; provided, however, that the foregoing shall not (A) prevent recourse to the assets of the Issuer, or enforcement of any Security Instruments or other instrument or document by which the Issuer is bound pursuant to the Security Documents as set forth above in
(a), or (B) be applicable with respect to any Nonrecourse Carveout Indemnitor and the Issuer to the extent of actual Damages to the Indenture Trustee resulting from any of the following (collectively, the "Indemnified Liabilities"):

               (i) Any Waste with respect to the Properties committed or permitted by the Issuer, any Nonrecourse Carveout Indemnitor or any of their respective Affiliates.

               (ii) Any material fraud or intentional misrepresentation committed by the Issuer, any Nonrecourse Carveout Indemnitor or any of their respective Affiliates.

               (iii) The misappropriation or misapplication by the Issuer, any Nonrecourse Carveout Indemnitor or any of their respective Affiliates (whether occurring prior to or from and after the occurrence of and during the continuation of an Event of Default), of any Rents or Net Proceeds, security deposits or other similar sums paid to or held by the Issuer or any of their respective Affiliates in connection with the Properties.

               (iv) (A) The misappropriation by the Issuer, any Nonrecourse Carveout Indemnitor or any of their respective Affiliates of any Net Proceeds, or (B) any Net Proceeds shall not be applied as required hereunder due to the acts or omissions of the Issuer, any Nonrecourse Carveout Indemnitor or any of their respective Affiliates.

               (v) Any transfers or encumbrances by the Issuer of the Properties in violation hereof or the Security Instruments.

         (c) Each Nonrecourse Carveout Indemnitor agrees, as evidenced by its signature below, and the Issuer agrees that it shall, jointly and severally, indemnify and hold harmless the Indenture Trustee and the Grantor Trust Trustee from and against any and all actual Damages to the Indenture Trustee and the Grantor Trust Trustee resulting from or arising out of the Indemnified Liabilities (including, without limitation, the reasonable legal and other expenses of enforcing the obligations of the Nonrecourse Carveout Indemnitors and the Issuers under this Section 12.17). The liability of each Nonrecourse Carveout Indemnitor under this Indenture shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Issuers or any other Person, nor against the Property, and shall not be impaired or limited by any of the following events, whether occurring with or without notice to the Nonrecourse Carveout Indemnitors or with or without consideration:

               (i) any extensions of time for performance required by any of the Security Documents or otherwise granted by the Indenture Trustee or extension or renewal of this Indenture;

               (ii) any sale, assignment or foreclosure of this Indenture, the Security Instruments or any of the other Security Documents or any sale or transfer of any Property pursuant to the Security Documents;

               (iii) any change in the composition of the Issuer, including, without limitation, the withdrawal or removal of one or both of the Nonrecourse Carveout Indemnitors from any current or future position of ownership, management or control of the Issuer;

               (iv) the accuracy or inaccuracy of the representations and warranties made by the Issuer in any of the Security Documents;

               (v) the release of the Issuer or of any other Person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Security Documents by operation of law, the Indenture Trustee's voluntary act or otherwise; or

               (vi) the modification of the terms of any one or more of the Security Documents.

         Each Nonrecourse Carveout Indemnitor hereby acknowledges that the Indenture Trustee would not enter into this Indenture but for the personal liability undertaken by such Nonrecourse Carveout Indemnitor as expressly set forth and limited above. Each Nonrecourse Carveout Indemnitor agrees that it shall not demand or accept any payment from the Issuer in respect of any amounts owing or paid by such Nonrecourse Carveout Indemnitor hereunder until such time as the Notes have been paid in full.

         Notwithstanding anything to the contrary in this Indenture or any of the Security Documents, the Indenture Trustee shall not be deemed to have waived any right which the Indenture Trustee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the debt secured by the Security Instruments or to require that all collateral shall continue to secure all of the debt owing to the Indenture Trustee in accordance with the Security Documents; provided, however, that the foregoing sentence shall not create any additional liability for the Nonrecourse Carveout Indemnitors other than that set forth elsewhere in this Indenture.

         Section 12.18. Certificate Insurer Rights.

         If a Certificate Insurer Default has occurred and is continuing, any provision herein giving the Certificate Insurer the right to direct, appoint, consent to, approve of, or take any action (or waive any action) hereunder shall be inoperative; provided, however, that upon the cure of any such Certificate Insurer Default, such rights shall be reinstated.

         Section 12.19. No Bankruptcy Petition Against the Issuer or its General Partner.

         Each of the Indenture Trustee and the Certificate Insurer agrees (and each Noteholder by its acceptance of a Note shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to all of the Notes, it will not institute against the Issuer or its General Partner, or join any other Person in instituting against the Issuer or its General Partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section
12.19 shall survive the termination of this Indenture.

         Section 12.20. Limitation on Liability.

         Notwithstanding anything to the contrary contained in this Agreement the obligations of the Issuer under this Indenture are solely the corporate obligations of the Issuer and shall be payable by the Issuer solely (a) from funds available pursuant to, and in accordance with the payment priorities set forth in Section 3.02(b) of this Indenture or (b) to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available (other than funds described in the preceding clause
(i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Issuer, incurred in accordance with its limited partnership agreement or other organizational documents and all financing documents to which it is a party as they come due. In addition, no amount owing by the Issuer hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. Except as set forth in
Section 12.17, no recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, the Issuer, arising out of or based upon this Indenture against any member, partner, employee, officer, agent, director or authorized person of the Issuer or its general partner; provided, however, that the foregoing shall not relieve any such person, or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them nor shall the foregoing relieve any person of any liability expressly undertaken by such person under the Security Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    USRP FUNDING 2001-A, L.P.
                                      By: USRP (SFGP), LLC, its general partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    WELLS FARGO BANK MINNESOTA, N.A.
                                    as Indenture Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    MBIA INSURANCE CORPORATION
                                    as Certificate Insurer


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    With respect to Section 12.17 only:

                                    U.S. RESTAURANT PROPERTIES, INC., as
                                    Nonrecourse Carveout Indemnitor

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    U.S. RESTAURANT PROPERTIES OPERATING L.P., as Nonrecourse Carveout Indemnitor

                                    By: USRP MANAGING, INC., its general partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

STATE OF        )
                ) ss.:
COUNTY OF       )

         On this [___] day of August 2001, before me, the undersigned officer, personally appeared _______________, and acknowledged himself to me to be the _____________ of _____________, acting in its capacity as ________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                        ----------------------------------------
                                        Notary Public


NOTARIAL SEAL

STATE OF        )
                ): ss.:
COUNTY OF       )

         On this [___] day of August 2001, before me, the undersigned officer, personally appeared __________, and acknowledged himself to me to be the ___________ of _______________, and that as such officer, being duly authorized to do, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                        ----------------------------------------
                                        Notary Public


NOTARIAL SEAL

                                    EXHIBIT A

                              FORM OF CLASS A NOTE

                           USRP FUNDING 2001-A, L.P.
                         TRIPLE NET LEASE MORTGAGE NOTES


Note Interest Rate: Adjustable            Note Principal Balance of the Class A
                                          Notes as of the Closing Date:
                                          $180,000,000

Date of Indenture: As of August 1, 2001   Initial Note Principal Balance of this
                                          Class A Note as of the Closing Date:
                                          $180,000,000

Closing Date: August 14, 2001

First Payment Date: September 26, 2001    Stated Maturity: August 28, 2006

Issuer: USRP Funding 2001-A, L.P.         Registered Holder: Wells Fargo Bank
                                          Minnesota, N.A., as Grantor Trust
                                          Trustee under the Grantor Trust
                                          Agreement dated August 1, 2001 for the
                                          benefit of the Certificateholders

Indenture Trustee:
Wells Fargo Bank Minnesota, N.A.


Note No. [__]

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). ANY SALE, OFFER, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.05 OF THE INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 2.05 OF THE INDENTURE REFERRED TO HEREIN.

NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that the Registered Holder is the registered owner of this Note which is one of a series of notes (collectively, the "Notes") issued by the Issuer referred to above pursuant to the Amended and Restated Indenture, dated as of August 1, 2001 (the "Indenture"), among the Issuer, the Indenture Trustee and the Certificate Insurer referred to above, on behalf of the holders of the Notes (the "Noteholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Issuer, for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the principal sum of $180,000,000 no later than August 26, 2006.

         Pursuant to the terms of the Indenture, payments will be made on the Notes, pro rata among all of the Notes based on their respective Note Principal Balance, on the 26th day of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided the Indenture Trustee with wiring instructions prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Noteholder as it appears in the Note Register. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

         Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Note.

         The Notes are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes in authorized denominations evidencing the same aggregate Note Principal Balance, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit C-1A of the Indenture or such other certification reasonably acceptable to the Indenture Trustee; or (ii) a certificate from such Noteholder substantially in the form attached as Exhibit C-1B of the Indenture or such other certification reasonably acceptable to the Indenture Trustee and a certificate from such Noteholder's prospective transferee substantially in the form attached hereto as Exhibit C-2A or C-2B of the Indenture or such other certification reasonably acceptable to the Indenture Trustee; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel will not be an expense of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder's prospective transferee on which such opinion of counsel is based.

         Any purchaser of this Note will be deemed to have represented that either (a) it is not an ERISA Plan, an IRA or a Keogh Plan and is not purchasing this Note by or on behalf of or with "plan assets" of an ERISA Plan, an IRA or a Keogh Plan or (b) the purchase of this Note by or on behalf of or with "plan assets" of an ERISA Plan, an IRA or a Keogh Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes in authorized denominations evidencing the same aggregate Note Principal Balance will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

         The Issuer, the Indenture Trustee, the Note Registrar and any agent thereof may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

         The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Notes other than Notes which have been mutilated, lost or stolen and have been replaced or paid and Notes for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Notes not previously canceled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Notes and (b) the Issuer shall have paid all other amounts payable under the Indenture.

         Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

         This Note shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: August 14, 2001

                                       USRP FUNDING 2001-A, L.P.
                                       By: USRP (SFGP), LLC, its General Partner

                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes referred to in the within-mentioned Indenture.

Dated: August 14, 2001


                                  ----------------------------------------------
                                  as [Indenture Trustee][Authenticating Agent]




                                  By:
                                     -------------------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the within Note and hereby authorize(s) the registration of transfer of such Note to assignee on the Note Register.

         I (we) further direct the Note Registrar to issue a new Note of a like Note Principal Balance to the above named assignee and deliver such Note to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dated:


                                        ---------------------------------------
                                        Signature by or on behalf of Assignor


                                        ---------------------------------------
                                        Signature Guaranteed


                              PAYMENT INSTRUCTIONS

         The Assignee should include the following for purposes of payment:

         Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
_________________________________________________________________ for the
account of ____________________________________________________________________.

         Payments made by check (such check to be made payable to _____________) and all applicable statements and notices should be mailed to __________________
_______________________________________________________________________________.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B



                                   [RESERVED]

                                  EXHIBIT C-1A

                      FORM I OF TRANSFEROR CERTIFICATE FOR
                               TRANSFERS OF NOTES

                                      Date

Attention:

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS) -- MAC # N9303-121

Re:   USRP Funding 2001-A, L.P.
      Triple Net Lease Mortgage Notes (the "Notes")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by __________ (the "Transferor") to ___________ (the "Transferee") of Class A Notes (the "Transferred Notes") having an initial Note Principal Balance as of August 14, 2001 (the "Closing Date") of $_______ evidencing a % Percentage Interest in such Class. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of August 1, 2001, relating to the referenced Notes. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferor hereby certifies, represents and warrants to you, as Note Registrar, that:

                  1. The Transferor is the lawful Owner of the Transferred Notes with the full right to transfer such Notes free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a payment of any Transferred Note under the Notes Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Transferred Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Note pursuant to the Securities Act or any state securities laws.

                  3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in


                                     C-1A-1

         Rule 144A ("Rule 144A') under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

                  -- (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred
         Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  -- (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  -- (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred
         Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  -- (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                  4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                  (a) the following instruments and interests shall be excluded: securities of the Issuer that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of the Issuer that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                  (b) aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;



                                     C-1A-2

                  (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Exchange Act, securities owned by such subsidiaries may not be included if the entity itself is a majority owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                  5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                  6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Notes and payments thereon, (b) the nature, performance and servicing of the Notes and the Properties, (c) the Indenture, the Property Management Agreement and the Security Documents and (d) any credit enhancement mechanism associated with the Transferred Notes, that the Transferee has requested.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                                     C-1A-3

                                  EXHIBIT C-1B

                       FORM II OF TRANSFEROR CERTIFICATE
                             FOR TRANSFERS OF NOTES

                                      Date

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS) -- MAC # N9303-121

Re: USRP Funding 2001-A, L.P.
    Triple Net Lease Mortgage Notes (the "Notes")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by
(the "Transferor") to (the "Transferee") of Class A Notes (the "Transferred Notes") having an initial Note Principal Balance as of August 14, 2001 (the
"Closing Date") of $       evidencing a      % Percentage Interest in such
Class. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of August 1, 2001, relating to the referenced Notes. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferor hereby certifies, represents and warrants to you, as Note Registrar, that:

               1. The Transferor is the lawful Owner of the Transferred Notes with the full right to transfer such Notes free from any and all claims and encumbrances whatsoever.

               2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a payment of any Transferred Note under the Securities Act of 1933, as amended (the "Securities Act"), or would




                                     C-1B-1
         render the disposition of any Transferred Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Note pursuant to the Securities Act or any state securities laws.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                                     C-1B-2

                                  EXHIBIT C-2

                       FORM OF TRANSFEREE CERTIFICATE FOR
              TRANSFERS OF NOTES TO QUALIFIED INSTITUTIONAL BUYERS

                                      Date

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS) -- MAC # N9303-121

Re: USRP Funding 2001-A, L.P.
    Triple Net Lease Mortgage Notes (the "Notes")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer
by           (the "Transferor") to (the "Transferee") of Class A Notes
(the "Transferred Notes") having an initial Notes Principal Balance as of
August 14, 2001 (the "Closing Date") of $          evidencing a     %
Percentage Interest in such Class. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of August 1, 2001, relating to the referenced Notes. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, and has completed one of the forms of certification to that effect attached hereto as Annex A and Annex B. The Transferee is aware that the sale to it of the Transferred Notes is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Notes for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Notes may be resold, pledged or transferred only
         (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Notes and payments thereon, (b) the nature, performance and servicing of the Notes and the



                                      C-2-1

         Properties, (c) the Indenture, the Property Management Agreement and the Security Documents and (d) any credit enhancement mechanism associated with the Transferred Notes, that it has requested.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                                      C-2-2

                                                          ANNEX A TO EXHIBIT C-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           for Transferees other than Registered Investment Companies

         The undersigned hereby certifies as follows to name of Transferor (the "Transferor") and name of Note Registrar, as Note Registrar, with respect to the Notes being transferred (the "Transferred Notes") as described in the Transferee Note to which this certification relates and to which this certification is an
Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A') because (i) the Transferee owned and/or invested on a discretionary basis $(2) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         -- Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

        -- Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

        -- Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

----------

(2) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                                      C-2-3

         -- Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         -- Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         -- State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         -- ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

        -- Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         -- Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex B rather than this Annex A.)

                  3. The term "securities" as used herein does not include (i) securities of the Issuer that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Notes are relying and will continue




                                      C-2-4
         to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

              ___ ___ Will the Transferee be purchasing the Transferred Notes Yes No only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                        ----------------------------------------
                                        Print Name of Transferee


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------



                                      C-2-5

                                                          ANNEX B TO EXHIBIT C-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            for Transferees that are Registered Investment Companies

         The undersigned hereby certifies as follows to name of Transferor (the "Transferor") and name of Note Registrar, as Note Registrar, with respect to the Notes being transferred (the "Transferred Notes") as described in the Transferee Note to which this certification relates and to which this certification is an
Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A') because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         -- The Transferee owned and/or invested on a discretionary basis in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
                  144A).

         -- The Transferee is part of a Family of Investment Companies which owned in the aggregate in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of the Issuer that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
         (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and



                                      C-2-6
         commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         Will the Transferee be purchasing the Transferred Notes only for the Yes No Transferee's own account?

                  6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee
                                        Date:
                                             -----------------------------------



                                      C-2-7

                                    EXHIBIT D

                   FORM OF CERTIFICATE REGARDING INFORMATION
                              REQUEST BY NOTEHOLDER


                                                        [Date]

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044

Attention: Corporate Trust Services (CMBS) / USRP Funding 2001-A

                  In accordance with Section 7.02 of the Indenture, dated as of August 1, 2001 (the "Indenture"), between USRP Funding 2001-A, L.P., as issuer (the "Issuer") and Wells Fargo Bank Minnesota, N.A., a national banking association, not in its individual capacity, but solely as Indenture Trustee (the "Indenture Trustee"), with respect to the Triple Net Lease Mortgage Notes (the "Notes"), the undersigned hereby certifies and agrees as follows:

                  1. The undersigned is the beneficial owner of the Class A
         Notes.

                  2. The undersigned is requesting the information identified on the schedule attached hereto pursuant to Section 7.02 of the Indenture (the "Information") for use in evaluating its investment in the Class A Notes.

                  3. In consideration of the Indenture Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the evaluation described in paragraph 2), and such Information will not, without the prior written consent of the Indenture Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

                  4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

                  5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer and the Indenture Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

                  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

                  IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       [NOTEHOLDER OF A NOTE]



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                       Phone Number:
                                                     ---------------------------

                                    EXHIBIT E

                          NOTICE OF REQUEST FOR RELEASE

                                                __________________, 20_____

Wells Fargo Bank Minnesota, N.A.
1031 10th Avenue, S.E.
Minneapolis, Minnesota 55414

Attention: Corporate Trust Services (CMBS) / USRP Funding 2001-A

Ladies and Gentlemen:

         We refer to those certain Notes made by us in the original principal sum of $___________ secured by premises known as _____________, [CITY], [STATE], [________________, [CITY], [STATE], and ______________, [CITY], [STATE] pursuant to [those certain] Mortgage(s)/Deed(s) of Trust covering said premises ([COLLECTIVELY] the "Security Instruments") and the Indenture made by and between us and the Indenture Trustee, each dated as of August 1, 2001. This certificate is delivered to you as Indenture Trustee, pursuant to Section 8.01 of the Indenture. All capitalized terms used herein shall have the same meanings herein as they have in the Indenture.

         On or about ___________ ____, 20___ (the "Release Date"), we shall deliver to you $____________, together with all other sums required under the Indenture. Upon receipt of such funds, please execute the Property Release documentation attached hereto (the "Release Documents") and confirm that the conditions set forth in Section 8.01 of the Indenture to making a Property Release have been satisfied by signing the acknowledgment below.

         We request a Property Release of the premises known as ______________, [CITY], [STATE] (the "Release Premises") pursuant to Section 8.01 of the Indenture covering the Release Premises. In order to induce you to make a Property Release of the Release Premises from the lien of the related Security Instruments, the undersigned hereby represents and certifies as follows:

         (a)      No Event of Default has occurred and is continuing.

         (b) All legal, record, beneficial and economic interests of the Release Premises shall, on the Release Date, simultaneously with the Property Release, be transferred and conveyed to a Release Premises Transferee.

         (c)      Each other condition to such Property Release set forth in
                  Section 8.01 of the Indenture has been satisfied.

         The Issuer hereby requests a Property Release of the Release Premises from the lien of the Security Instrument and related Security Documents by returning the executed Release Documentation and a copy of this Request for Release with the signed acknowledgment to the following address [_____________].

                                         USRP Funding 2001-A, L.P.


                                         ---------------------------------------



Acknowledged this ___ day of
______________, 20__.



Wells Fargo Bank Minnesota, N.A.,
as Indenture Trustee


---------------------------------

                                    EXHIBIT F

                   FORM OF CERTIFICATION OF INDENTURE TRUSTEE

USRP Funding 2001-A, L.P.
12240 Inwood Road, Suite 300
Dallas, Texas 75244
Attention: Asset Management Department
Telephone: (972) 387-1487
Facsimile: (972) 490-9119

U.S. Restaurant Properties Operating L.P.
12240 Inwood Road, Suite 300
Dallas, Texas 75244
Attention: Asset Management Department
Telephone: (972) 387-1487
Facsimile: (972) 490-9119

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM Surveillance, Structured Finance
Telephone: (914) 765-3483
Facsimile: (914) 765-3555

         Re: USRP Funding 2000-A, LP, Triple Net Lease Mortgage Notes (the
             "Notes")

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.09 of the Indenture, dated as of August 1, 2001 (the "Indenture"), between USRP Funding 2000-A, LP, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee, the undersigned, as Indenture Trustee, hereby certifies that, as to each Property listed on Schedule 1 to the Contribution Agreement and except as otherwise indicated on the exception report attached hereto (i) all documents specified in clauses (i) through (vi) and (ix) of the definition of "Lease File" in the Indenture are in its possession and (ii) all such documents received by it with respect to such Property appear regular on their face and appear to relate to such Property.

         The Indenture Trustee is not under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Leases delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

         Capitalized terms used herein without definition have the meanings ascribed to them in the Indenture.

                                    Wells Fargo Bank Minnesota, N.A.,
                                    as Indenture Trustee




                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE A

                                Property Schedule

                                   SCHEDULE B

                              Amortization Schedule

                                   SCHEDULE C

                               Litigation Schedule